                                                                    EXHIBIT 10.3


                         SECURITIES PURCHASE AGREEMENT

    THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is made as of the 12th day of January, 2001, by and among the Investors that are signatory hereto (each, an "Investor" and collectively the "Investors"), the Warrant Investors that are signatory hereto (each, a "Warrant Investor" and, together, the "Warrant Investors"), and INERGY PARTNERS, LLC, a Delaware limited liability company (the "Company"), with its chief executive office located at 1101 Walnut Street, Suite 1500, Kansas City, Missouri 64106.

     PRELIMINARY STATEMENT. Contemporaneously herewith, the Company and its Subsidiaries is acquiring (the "Acquisitions") the assets of the Hoosier Propane group of entities and is contemplating acquiring possibly other regional retail propane companies (collectively, with the Company and its Subsidiaries, the "Founding Companies") and will consider, among other things, a public offering through a master limited partnership structure by the Founding Companies or their Affiliates which meets the requirements of a Qualified MLP Offering (as described further herein). The Investors are making an 11% preferred interest investment in the Company as reflected in Schedule 3.5(a)(ii) hereof to fund the
                                          -------------------
Acquisitions by the Company, to provide for expenses of the Company in the Qualified MLP Offering and to otherwise be used as described below in Section 2.4.

SECTION 1.  DEFINITIONS

For all purposes of this Agreement, the following terms shall have the meanings set forth herein or elsewhere in the provisions hereof:

Accrued Preferred Distributions and Arrearages.  Accrued Preferred Distributions
----------------------------------------------
and Arrearages shall have the meaning ascribed thereto in the Company's LLC Agreement.

Adjusted EBITDAB. Adjusted EBITDAB means, at any time, an amount, for any Person
----------------
or consolidated group of Persons (including, as applicable, the financial results of any proposed Target (as defined in and within the meaning of the Loan Agreement) with which the Company and its consolidated Subsidiaries intend to consolidate their financial results), equal to: EBITDAB, plus or minus, as the case may be,

          (a) in the case of any proposed Target, adjustments, in each case reasonably acceptable to the Majority Investors, in the EBITDAB of the proposed Target to reflect any decrease or increase in expenses of the Target which are likely to occur after the acquisition, plus

          (b) in the case of any Person or consolidated group of Persons (including the Company and its Targets) adjustments, in each case reasonably acceptable to the Majority Investors, in the EBITDAB of the Person

               (i) to "normalize" revenues of the Person (up or down) based on weather degree day formulae customarily used in the retail propane industry, and

               (ii) to "annualize" revenues of the Person (up or down) based on the most recent customer base of the Person; such annualization to be calculated for any Person in a manner consistent with the calculations presented to the Senior Lender under the Loan Agreement.

Adjusted EBITDAB Multiple. Adjusted EBITDAB Multiple means the number
-------------------------
representing the quotient, expressed to one decimal point, of the Total Capitalization of a Person divided by the Adjusted EBITDAB for that Person. The Adjusted EBITDAB Multiple for a Representative MLP or a Person that is proposed to be a Representative MLP shall be derived solely from that Person's most recent quarterly or annual financial statements filed with the Commission and other public information concerning such Representative MLP.

Affiliate. Affiliate means any Person directly or indirectly controlling,
---------
controlled by or under direct or indirect common control with the Company (or any other specified Person) and shall include (a) any Person who is an executive officer, director or beneficial holder of at least 5% of the outstanding equity securities of the Company (or such other specified Person), (b) any Person of which the Company (or such other specified Person) or an Affiliate (as defined in clause (a) above) of the Company (or such other specified Person) shall, directly or indirectly, either beneficially own at least 5% of the outstanding equity securities or constitute at least a 5% equity participant, and (c) in the case of a specified Person who is an individual, any Family Members of such Person; provided, however, that none of the Investors or Warrant Investors shall be an Affiliate of the Company or any of its Subsidiaries for the purposes of this Agreement. For purposes hereof, the General Partner shall be deemed to be an Affiliate of each of the Founding Companies.

Agreement. Agreement means this Securities Purchase Agreement.
---------

Agreement Among Members, Investors and the Company. Agreement Among Members,
--------------------------------------------------
Investors and the Company means the agreement in form and substance as set forth as Exhibit A attached hereto.
   ---------

Amendment to Company's LLC Agreement. Amendment to Company's LLC Agreement means
------------------------------------
that certain Amendment No. 8 to the Company's LLC Agreement, in form and substance as set forth in Exhibit B attached hereto, to be executed and
                          ---------
delivered at the Closing, whereby the Securities are created in the name of the Investors, with such rights, preferences and designations as set forth therein.

Assets. Assets means all of the assets and properties of the Company, whether
------
real, personal, tangible or intangible and whether presently existing or hereafter acquired.

Base Rate. Base Rate means the annual rate of interest announced from time to
---------
time by Commerce Bank of Kansas City, N.A., at its principal office in Kansas City, Missouri, as its "base rate" or "prime rate."

Call Notice. See Section 9.2.
-----------

Call Price. See Section 9.6.
----------

Cash Event.  Cash Event means any transaction or series of related transactions
----------
whereby all or substantially all of the assets of the Company and its Subsidiaries, taken together, are sold or otherwise disposed of (other than a sale contemporaneously with and in contemplation of a Qualified MLP Offering) wherein not less than 85% of the aggregate proceeds actually received by the Company and its Subsidiaries at the closing(s) constitutes cash.

Cash Event Multiplier.  For purposes hereof, the Cash Event Multiplier shall be
---------------------
determined as follows:


        If the Cash                   But no later              Then the Cash
---------------------------       ---------------------      -------------------
       Event occurs                       than                 Event Multiplier
---------------------------       ---------------------      -------------------
                                                                   will be
                                                             -------------------

From Closing Date                 August 31, 2001                     1.6

 From September 1, 2001            June 30, 2002                      1.7

From July 1, 2002                December 31, 2002                    1.8

After January 1, 2003                                                 2.0


Class A Preferred Interests. Class A Preferred Interests shall have the meaning
---------------------------
ascribed thereto in the Company's LLC Agreement.

Clawback Excess.  Clawback Excess means the difference between (a) the product
---------------
of (i) the Clawback Sale Price multiplied by (ii) the Clawback Percentage, and
(b) the aggregate Call Price paid to all Investors pursuant to Sections 9.2 and 9.6; provided, however, that such difference is greater than zero.
     --------

Clawback Party.  Clawback Party means (a) in the event of a Clawback Sale that
--------------
is a Cash Event, the Clawback Party will be the Company and any other Person that receives a portion of the Clawback Sale Price in such Cash Event, (b) in the event of an Equity Event, the Clawback Party will be any Person that receives a portion of the Clawback Sales Price in such Equity Event, and (c) in all other events, the Clawback Party will be the Company or any other Person that receives a portion of the Clawback Sale Price in such event.

Clawback Percentage.  Clawback Percentage means a fraction, expressed as a
-------------------
percentage, the numerator of which is the sum of all Preferred Capital Accounts (plus any Accrued Preferred Distributions and Arrearages) for all Investors, adjusted pursuant to Section 4.7(l) or 4.7(m) of the Company's LLC Agreement, as the case may be, (whether or not actually adjusted in fact pursuant to such Section 4.7(l) or 4.7(m)) as if a Cash Event had occurred as of the Put/Call

Closing Date, and the denominator of which is the sum of all Common Capital Accounts (adjusted pursuant to Section 3.5(b) of the Company's LLC Agreement, whether or not actually adjusted in fact pursuant to such Section 3.5(b), as if a Cash Event had occurred as of the Put/Call Closing Date) and all Preferred Capital Accounts (plus any Accrued Preferred Distributions and Arrearages) as of the Put/Call Closing Date (adjusted pursuant to Section 4.7(l) or 4.7(m) of the Company's LLC Agreement, as the case may be, (whether or not actually adjusted in fact pursuant to such Section 4.7(l) or 4.7(m)) as if a Cash Event had occurred as of the Put/Call Closing Date).

Clawback Portion.  Clawback Portion means an Investor's pro rata portion of the
----------------
Clawback Excess, determined by multiplying (a) the Clawback Excess by (b) the applicable Investor Percentage for such Investor as of the Put/Call Closing Date of the call made pursuant to Section 9.2.

Clawback Sale.  Clawback Sale will be deemed to have occurred (a) upon the
-------------
consummation of any Proposed Change of Control or Equity Event, or (b) upon the execution and delivery by the Company of any contract, letter of intent, memorandum of understanding, or similar written agreement, whether binding or non-binding, for a Proposed Change of Control or Equity Event, provided that
                                                               --------
such transaction is ultimately consummated at a later date.

Clawback Sale Price.  Clawback Sale Price means the total consideration that is
-------------------
received by the Company and any other Person in connection with a Clawback Sale,

provided, however, that if the consideration may be increased by payments
--------
related to future events, including, without limitation, earnouts, escrowed payments, installment payments, and hold backs (collectively, "Future Payments"), the Future Payments will be calculated and added to the aggregate consideration if, as, and when such Future Payments are made. The Clawback Sale Price shall be increased to include any amounts paid to any Person pursuant to any covenants not to compete, consulting arrangements, and other similar consideration paid to such Persons in connection with the Clawback Sale;

provided, that the Clawback Sale Price shall not include the fair value of
--------
amounts paid to any Person (whether as owner, employee or otherwise) or the Company under agreements or similar arrangements entered into pursuant to good faith arms-length negotiations in connection with actual services actually rendered by such Person or Persons and that relate to the ongoing operations of the Company or any successor to the Company; provided, further, that the
                                             --------  -------
Clawback Sale Price also shall include the aggregate amount of any extraordinary Distributions declared by the Company with respect to its equity securities in anticipation of or as a result of the Clawback Sale, except that Distributions made pursuant to Section 4.2 of the Company's LLC Agreement shall not be included in the Clawback Sale Price. Any Distributions, other than Distributions made pursuant to Section 4.2 of the Company's LLC Agreement, declared or paid within 180 days of the date of any Clawback Sale shall be conclusively deemed to be part of the Clawback Sale Price.

Close Relative. Close Relative shall have the meaning ascribed thereto in
--------------
Section 107.50 of Part 107 of Title 13 of the Code of Federal Regulations, as the same shall be amended or supplemented from time to time.

Closing. See Section 2.3.
-------

Closing Date. See Section 2.3.
------------

Code. Code means the Internal Revenue Code of 1986, as amended.
----

Commission. Commission means the Securities and Exchange Commission.
----------

Common Capital Accounts. Common Capital Accounts shall have the meaning ascribed
-----------------------
thereto in the Company's LLC Agreement.

Common Interests. Common Interests shall have the meaning ascribed thereto in
----------------
the Company's LLC Agreement.

Common Percentage Interests. Common Percentage Interests shall have the meaning
---------------------------
ascribed thereto in the Company's LLC Agreement.

Company.  Company means Inergy Partners, LLC, a Delaware limited liability
-------
company and any predecessor or successor company.

Company's LLC Agreement. Company's LLC Agreement means that certain Amended and
-----------------------
Restated Limited Liability Company Agreement of the Company dated as of September 30, 1998, as amended on December 10, 1998, August 4, 1999, September 28, 1999, December 31, 1999, January 1, 2000, May 31, 2000, January 12, 2001,
and January 12, 2001.

Consolidated or consolidated. Consolidated or consolidated means, with reference
----------------------------
to any term defined herein, that term as applied to the accounts of the Company and all of its Subsidiaries, if any, consolidated in accordance with generally accepted accounting principles, as from time to time in effect, consistently applied.

Co-Sale Agreement.  Co-Sale Agreement means the co-sale agreement in form and
-----------------
substance as set forth as Exhibit C attached hereto.
                          ---------

Default. Default means an event or condition that with the passage of time or
-------
giving of notice, or both, would become (i) an Event of Default as defined in the Loan Agreement or (ii) any material breach or material default under this Agreement or any of the Related Agreements.

Distribution. Distribution means (a) the declaration or payment by the Company,
------------
any of its Subsidiaries, or any specified Person, of any distribution or dividend, either in cash or in property, on or in respect of any shares of any class of equity securities (as defined herein) of the Company, any Subsidiary of the Company that is not directly or indirectly wholly-owned by the Company, or any other specified Person, other than distributions or dividends that, subject to restrictions contained in this Agreement on issuances of equity securities of the Company, are payable solely in equity securities of the payor; (b) the purchase, redemption, or other retirement of any shares of any class of equity securities of the Company, any Subsidiary of the Company that is not wholly-owned directly or indirectly by the Company, or other specified Person, directly or indirectly or otherwise; or (c) any other distribution on or in respect of any class of equity securities of the Company, any Subsidiary of the Company that is not wholly-owned directly or indirectly by the Company, or other specified Person.

EBITDAB. EBITDAB means an amount for any Person for the period of determination
-------
equal to

     (a) such Person's net earnings on a consolidated basis; plus

     (b) an amount equal to the net earnings of any Subsidiary not included in such Person's net earnings multiplied by such Person's percentage ownership of equity securities of such Subsidiary; plus

     (c) amounts deducted in the computation of either such amounts for: (i) interest expense, (ii) federal, state and local income taxes, (iii) depreciation, and (iv) amortization of intangibles; plus losses or minus gains, as the case may be

     (d) gains or losses from the sale of assets not in the ordinary course of business; plus losses or minus gains, as the case may be

     (e) other non-recurring or extraordinary gains or losses for such period; plus

     (f) in the case of the Company, all bonus payments to Sherman or his Affiliates accrued or paid during such period, or in the case of a Representative MLP or an entity which is proposed to be a Representative MLP, all bonus payments to the highest ranking officer (e.g., CEO/President) of the Representative MLP.

Equity Event.  Equity Event means (1) a Qualified MLP Offering, or (2) any
------------
transaction or series of related transactions (including a merger, consolidation or "stock-for-stock" sale) wherein not less than 90% of the Common Percentage Interests held by all Voting Members of the Company are sold or otherwise disposed of in exchange for voting Equity Securities representing the common or residual interest in the purchaser thereof or an Affiliate of such purchaser.

Equity Event Multiplier.  For purposes hereof, the Equity Event Multiplier shall
-----------------------
be determined as follows:



        If the Cash                   But no later              Then the Cash
---------------------------       ---------------------      -------------------
       Event occurs                       than                 Event Multiplier
---------------------------       ---------------------      -------------------
                                                                   will be
                                                             -------------------

From Closing Date                   August 31, 2001                  1.4
 From September 1, 2001            December 31, 2001                 1.5
From January 1, 2002                 June 30, 2002                   1.6
From July 1, 2002                  December 31, 2002                 1.7
From January 1, 2003               December 31, 2004                 1.8
At any time from                                                     2.0
and after January 1, 2005


Equity Securities. Equity Securities means all equity of any Person which is not
-----------------
an individual, including stock, partnership interests, and limited liability company membership interests, whether voting or non-voting, preferred, common or otherwise, and all options, rights or warrants to purchase any security of the Person, and all securities of any type whatsoever which are, or may become, convertible into securities of the Person.

ERISA. ERISA means the Employee Retirement Income Security Act of 1974, any
-----
successor statute of similar import, and the rules and regulations thereunder, collectively and as from time to time amended and in effect.

Event of Default. Event of Default means (i) an Event of Default as defined in
----------------
the Loan Agreement or (ii) any material breach or material default under this Agreement or any of the Related Agreements (after giving effect to any provisions herein or therein expressly regarding the giving of notice, passage of time or both); except that, solely for purposes of Sections 8.2(ii) and 9.1(e)(a) hereof, Event of Default means an Event of Default whereby the Senior Lender has or has been deemed to have accelerated the obligations of the Company under the Loan Agreement.

Event of Default Remedies Limitation Occurrence.  Event of Default Remedies
-----------------------------------------------
Limitation Occurrence means (i) an Event of Default (solely for purposes hereof as defined in the Loan Agreement) has occurred, is continuing and remains unwaived by the Senior Lender; or (ii) after giving effect to the put exercise as provided in Sections 8.2, 9.1 and 9.7 hereof or the exercise of any rights hereunder, an Event of Default (solely for purposes hereof as defined in the Loan Agreement) will occur which has not been waived by the Senior Lender.

Exchange Act. Exchange Act means the Securities Exchange Act of 1934, as
------------
amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any time.

Family Members. Family Members means, as applied to any individual, a Close
--------------
Relative or Secondary Relative of such individual, and each trust (including revocable trusts) created for the benefit of one or more of such Persons and each custodian of property of one or more such Persons.

Financial Statements. See Section 3.07(a).
--------------------

Fiscal Year. Fiscal Year means the Company's accounting year ending on September
-----------
30 of each calendar year.

Funded Indebtedness. Funded Indebtedness means all Indebtedness of the Person
-------------------
that matures more than one year from the date of determination or matures within one year of such date but is renewable or extendible, at the option of the Person, to a date more than one year from such date, or that arises under a revolving credit or other similar arrangement that obligates the lender or lenders to extend credit during a period of more than one year from such date of determination, including, without limitation, all amounts of Funded Indebtedness required to be paid or prepaid within one year from the date of determination, but the term Funded Indebtedness shall exclude any Indebtedness incurred for working capital purposes.

General Partner. General Partner means the general partner of the limited
---------------
partnership which offers limited partnership units to the public in the Qualified MLP Offering and the general partner of the operating limited partnership in the MLP structure.

Generally Accepted Accounting Principles or generally accepted accounting
-------------------------------------------------------------------------
principles or GAAP. Generally Accepted Accounting Principles or generally
------------------
accepted accounting principles or GAAP means accounting principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors that, unless specified herein to the contrary, are in effect from time to time, (b) applied with respect to any Person on a basis consistent with prior periods, and (c) such that a certified public accountant would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied.

Holdings. Inergy Holdings, LLC, a Delaware limited liability company.
--------

Hoosier Acquisition. Hoosier Acquisition means the acquisition of assets
-------------------
pursuant to the Hoosier Agreement.

Hoosier Agreement.  Hoosier Agreement means that certain Asset Purchase
-----------------
Agreement dated September 8, 2000 among Investors 300, Inc., Domex, Inc., L&L Leasing, Inc., Jerry Boman, Wayne Cook, Glen E. Cook, Phillip L. Elbert, and the Company, as amended as of January 12, 2001.

Indebtedness. Indebtedness means all obligations, contingent or otherwise, that
------------
in accordance with generally accepted accounting principles should be classified on the obligor's balance sheet as liabilities, including without limitation all contingent liabilities, lease obligations that in accordance with generally accepted accounting principles are required to be capitalized, and all guarantees, endorsements, and contingent obligations in respect of Indebtedness of others.

Investor. Investor means (a) each of the Persons, other than the Company and the
--------
Warrant Investors, that are signatory hereto, and (b) upon exercise of the Warrants pursuant to the terms and conditions of the Warrant Agreements, each Warrant Investor that exercises its Warrants.

Investor Percentage.  Investor Percentage means a fraction, expressed as a
-------------------
percentage, the numerator of which is the Preferred Capital Account of the Investor in question as adjusted pursuant to Section 4.7(l) or 4.7(m) of the Company's LLC Agreement, as the case may be, at the time of the Put/Call Closing Date at which the Company repurchased such Investor's Securities pursuant to
Section 9.2, and the denominator of which is the aggregate Preferred Capital Accounts of all of the Investors, each as adjusted pursuant to Section 4.7(l) or 4.7(m) of the

Company's LLC Agreement, as the case may be, at the time of the Put/Call Closing Date at which the Company repurchased the Investors' Securities pursuant to
Section 9.2.

Investors.  Investors mean all of the Investors collectively.
---------

Investors Rights Agreement.  Investors Rights Agreement means that certain
--------------------------
investors rights agreement in form and substance set forth as Exhibit D attached
                                                              ---------
hereto.

Involuntary Bankruptcy Proceeding.  Involuntary Bankruptcy Proceeding shall mean
---------------------------------
any time at which a case or other proceeding shall be commenced any of the Company, Holdings, or any Subsidiary of the Company or Holdings in any court of competent jurisdiction seeking (a) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the Company, Holdings, or any Subsidiary of the Company or Holdings or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

Joinder Agreement.  Joinder Agreement means the agreement in form and substance
-----------------
as set forth as Exhibit C to the Warrant Agreement, to be executed and delivered by each Warrant Investor upon exercise of such Warrant Investor's Warrant.

KCEP.  KCEP means KCEP Ventures II, L.P., a Missouri limited partnership.
----

KCEP 1999 Agreement. KCEP 1999 Agreement means that certain Securities Purchase
-------------------
Agreement dated December 31, 1999, between the Company and KCEP, as amended on even date herewith.

KCEP 1999 Interests.  KCEP 1999 Interests mean the Class A Preferred Interests
-------------------
as purchased by KCEP on December 31, 1999 as reflected on the Amendment No. 4 to the Company's LLC Agreement dated December 31, 1999, as further amended on the Closing Date.

Knowledge. An individual will be deemed to have "Knowledge" of a particular fact
---------
or other matter if such individual is actually aware of such fact or other matter. The Company will be deemed to have "Knowledge" of a particular fact or other matter only if any of Sherman, Phillip L. Elbert, or William Gautreaux is actually aware of such fact or other matter.

Leases. Leases means all leases of real and personal property entered into or
------
assumed by the Company, whether capitalized, operating or otherwise.

Lien. Lien means (a) any encumbrance, mortgage, deed of trust, pledge, lien,
----
charge, restriction, hypothecation or other claim or security interest of any kind upon any property or assets of any kind of a Person, or upon the income or profits therefrom, whether voluntary or involuntary, or arising at law or otherwise, (b) any acquisition of or agreement to have an option or other right to acquire any property or assets upon conditional sale or other title retention agreement, device, or arrangement (including any capitalized lease), or (c) any sale, assignment, pledge, or other transfer for security of any accounts, general intangibles, or chattel paper, with or without recourse, or any agreement or option with respect to any of the foregoing.

Loan Agreement. Loan Agreement means the Second Amended and Restated Credit
--------------
Agreement dated as of January 12, 2001, among the Company, Inergy Propane, LLC, Rolesville Gas and Oil Company, Inc., Wilson Oil Company of Johnston County, Inc., the Lenders named therein, the Senior Lender, Firstar Bank, N.A., and Bank of Oklahoma, N.A., and the exhibits thereto and all instruments, documents and agreements executed or delivered in connection therewith between the Company (and certain of its Affiliates) and the Senior Lender, including, without limitation, all promissory notes, guarantees, security agreements, pledge agreements, assignments, deeds of trust, mortgages, letters of credit, and other instruments and agreements executed pursuant thereto or in connection therewith, including all amendments, supplements, extensions, renewals, restatements, replacements, or refinancings thereof, or other modifications (in whole or in part, without limitations as to amount, terms, conditions, covenants, or other provisions) thereof from time to time.

Majority Investors.  Majority Investors means the holder or holders (excluding
------------------
the Company and its Subsidiaries) at the relevant time of more than sixty percent (60%) of the Securities, as determined by reference to the Class A Preferred Interests. Unless and until supplanted by a subsequent written notice executed by the Majority Investors, the Company shall with respect to any consent, approval, waiver or other action by Majority Investors, have the right to rely on any previously delivered notice or other instrument signed by or on behalf of those Investors constituting Majority Investors (determined by reference to this Agreement and the Company's books and records regarding ownership of applicable Class A Preferred Interests), notwithstanding any actions or omissions by, or disputes between, any holders of the Securities. Each of the Investors which, at any given time or for any specified purpose herein, is then acting as one of the Majority Investors, shall endeavor in good faith to keep the other Investors reasonably apprised of the actions taken hereunder by the Majority Investors and, if such actions are reduced to writing, to provide prompt written notice thereof to the other Investors.

New Securities. New Securities means any Equity Securities of the Company,
--------------
including the Securities, whether now authorized or not; provided, however that
                                                         ------------------
the term "New Securities" does not include (i) securities offered, converted or exchanged in a Qualified MLP Offering; (ii) securities offered or issued in a Qualified Acquisition; (iii) non-voting membership interests, constituting not more than ten percent (10%) of the total equity of the Company (or such greater percentage or amount as the Majority Investors may approve in writing) issued to employees or consultants of the Company or its Affiliates pursuant to an option plan, employee purchase plan, restricted equity plan or other employee plan or agreement whereby equity interests are to be issued to employees or consultants;
(iv) securities identified on Schedule 3.5(a)(ii) hereof; (v) the Warrants and
                              --------------------
the Securities issuable upon exercise of the Warrants; or (vi) securities issued as a result of a split, distribution or reclassification of equity interests, distributable on a pro rata basis to all holders of securities of the Company.

Non-Investor Interests.  Non-Investor Interests means any Equity Securities held
----------------------
by a Person other than the Investors or Warrant Investors, provided, however,
                                                           --------
that Non-Investor Interests
shall not include any Common Interests beneficially owned (as defined in Rule 13d-3 under the Exchange Act) by any Person if the Common Percentage Interest for all Common Interests beneficially owned by such Person and any of its Affiliates does not exceed, in the aggregate, 3.0% of the total Common Interests.

Organizational Documents. Organizational Documents shall include the articles or
------------------------
certificate of incorporation or organization, operating agreement, limited liability company agreement, joint venture or partnership agreement, bylaws, or articles or other charter documents of any Person other than an individual, each as from time to time amended or modified.

Permitted Debt. Permitted Debt means "Permitted Debt" as defined in and within
--------------
the meaning of the Loan Agreement.

Permitted Liens. Permitted Liens means "Permitted Liens" as defined in and
---------------
within the meaning of the Loan Agreement.

Person. Person means an individual, partnership (whether general, limited,
------
limited liability or otherwise), limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

Preferred Capital Account.  Preferred Capital Account shall have the meaning
-------------------------
ascribed thereto in the Company's LLC Agreement.

Pro Forma Balance Sheet. See Section 3.7(a)(ii).
-----------------------

Projections. See Section 3.7(a)(iii).
-----------

Proposed Change of Control. Proposed Change of Control means (a) any proposal,
--------------------------
offer, resolution or understanding, whether or not reduced to writing, initiated by or received by the Company or any of the Affiliates, members, officers, directors, employees, or agents of the Company, (i) to purchase or lease all or substantially all of the assets and properties of the Company, (ii) to purchase more than 50% of the Equity Securities (calculated based on the total aggregate Common Capital Accounts, adjusted pursuant to Section 3.5(b) of the Company's LLC Agreement, and the Preferred Capital Accounts as of the date of such proposal, offer, resolution or understanding) or voting membership interests of the Company (other than pursuant to a Qualified MLP Offering), (iii) to merge or consolidate the Company with another Person or Persons (whether or not the Company is the surviving or resulting entity thereof, but excluding a Qualified Acquisition, and excluding any merger or consolidation in which the same parties control the surviving entity as control the Company immediately prior to such merger or consolidation), or (iv) to liquidate, dissolve or terminate the Company, (b) the resignation of Sherman as the President or Chief Executive Officer of the Company or any of its Affiliates, (c) Inergy Holdings, LLC shall cease to be an Affiliate of Sherman, or (d) except upon consummation of a Qualified MLP Offering, Inergy Holdings, LLC shall cease to own and control a majority of the voting membership interests of the Company.

Purchase Price. See Section 2.2.
--------------

Put/Call Closing Date. See Section 9.3.
---------------------

Put Formula Amount. See Section 9.5(b).
------------------

Put Notice. See Section 9.1.
----------

Put Price. See Section 9.5.
---------

Put Rights.  See Section 9.1.
----------

Qualified Acquisition. Qualified Acquisition means any "Permitted Acquisition"
---------------------
(as defined in and within the meaning of the Loan Agreement) which, upon consummation of the Permitted Acquisition, does not cause the Adjusted EBITDAB Multiple of the Company on a consolidated basis to be greater than 7.0.

Qualified MLP Offering. Qualified MLP Offering means an offering and exchange of
----------------------
Equity Securities of the Company and/or its Affiliates to be effected by a Form S-1 Registration Statement (and the exhibits and schedules thereto) to be filed with the Commission in connection with the Qualified MLP Offering, and which has the other features for the benefit of the Investors as described herein:

     (i) immediately prior to, or at the time of, the Qualified MLP Offering, the capital accounts of the KCEP 1999 Interests in the Company will have the "deemed gain allocation" as described in Section 4.7(l) of the Company's LLC Agreement; and

     (ii) immediately prior to, or at the time of, the Qualified MLP Offering, the capital accounts of the Class A Preferred Interests of the Investors in the Company (other than the KCEP 1999 Interests) will have the "deemed gain allocation" as described in Section 4.7(m) of the Company's LLC Agreement; and

     (iii) each of the Investors will exchange all of their Class A Preferred Interests in the Company (including the KCEP 1999 Interests) for senior subordinated limited partnership units of the publicly traded master limited partnership; and

     (iv) the senior subordinated limited partnership units to held by the Investors after the exchange of all of their Class A Preferred Interests and upon consummation of the Qualified MLP Offering will be ranked (1) during the subordination period (to be defined in the Qualified MLP limited partnership agreement), (A) junior to the common limited partnership units to be issued to the public in the Qualified MLP Offering (B) pari passu to the senior subordinated limited partnership units to be issued to the General Partner or the Founding Companies or their Affiliates in the Qualified MLP Offering, and (C) senior to all junior limited partnership interests, if any, to be issued in the Qualified MLP Offering; and (2) after the subordination period, pari passu with the common limited partnership units issued to the public in the Qualified MLP Offering; and

     (v) the subordination period (to be defined in the Qualified MLP limited partnership agreement) allows for release of 25% at the end of Year 3, 25% at the end of Year 4 and 50% at the end of Year 5 of the senior subordinated limited partnership units to held by the Investors after the exchange and upon consummation of the Qualified MLP Offering, except to the extent that certain market-driven performance thresholds (to be determined by the managing underwriter for the Qualified MLP Offering and to be set forth in the Qualified MLP limited partnership agreement) are not met, such releases may be delayed as provided in such partnership agreement; and

     (vi) the Company shall have valuation distributable cash flow coverage (as determined by the managing underwriter for the Qualified MLP Offering) on the common units to be issued to the general public in the Qualified MLP Offering of at least 2-to-1;

     (vii) at the closing of the Qualified MLP Offering, the junior subordinated limited partnership units issued to Holdings shall represent not less than 10% of the total market capitalization of the master limited partnership; and

     (viii) after the Qualified MLP Offering, the Investors shall continue to receive the benefits of Section 3 of the Agreement Among Members, Investors and the Company until such Section is terminated in accordance with the terms of such agreement.

Related Agreements. Related Agreements means the Loan Agreement, the Amendment
------------------
to Company's LLC Agreement, the Company's LLC Agreement, the Co-Sale Agreement, the Agreement Among Members, Investors and the Company, the Warrant Agreement, and the Investors Rights Agreement, and all appendices, schedules and exhibits thereof.

Representative MLP. Representative MLP means each of the three (3) publicly
------------------
traded master limited partnerships which has, at the time of the determination, the highest Adjusted EBITDAB Multiple in the retail propane industry. The Majority Investors and the Company shall mutually agree upon which of the publicly traded master limited partnerships are to be included as a Representative MLP but, in the event they cannot so decide within 10 business days, the Majority Investors shall request the appropriately qualified person or persons at Paine Webber Incorporated (or any successor organization) or other nationally recognized underwriter with substantial experience in lead managing public offerings of master limited partnership units to state which publicly traded master limited partnerships fit the criteria stated herein as a Representative MLP and such decision, which shall be rendered in writing within 5 business days, shall be binding upon the Company and all of the Investors.

Restricted Securities. See Section 11.1.
---------------------

SBIA. SBIA means the Small Business Investment Act of 1958, as amended.
----

Secondary Relative. Secondary Relative shall have the meaning ascribed thereto
------------------
in Section 107.50 of Part 107 of Title 13 of the Code of Federal Regulations, as the same shall be amended or supplemented from time to time.

Securities. Securities shall mean (a) the Class A Preferred Interests issued to
----------
the Investors at the Closing, having the rights, preferences and designations, and initial Preferred Capital Account for each Investor, as set forth in

Schedule 3.5(a)(ii) hereto, and (b) the Class A Preferred Interests issued to
-------------------
the Warrant Investors upon exercise of the Warrants, having the rights, preferences and designations, and initial Preferred Capital Account, as set forth in the Warrant Investor Amendment to Company's LLC Agreement.

Securities Act. Securities Act means the Securities Act of 1933, as amended, or
--------------
any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

Securities Laws. See Section 6.8.
---------------

Senior Indebtedness. Senior Indebtedness means the Indebtedness of the Company
-------------------
in the maximum principal amount of $96,000,000 to the Senior Lender under the Loan Agreement or to any Indebtedness approved by the Majority Investors in substitute of the Indebtedness to the Senior Lender.

Senior Lender. Senior Lender means the syndicate of banks led by First Union
-------------
National Bank, as Agent, or any successor lender.

Sherman. Sherman means John J. Sherman, an individual and the current President
-------
and Chief Executive Officer of the Company.

Subordination Agreement.  Subordination Agreement means that certain
-----------------------
Subordination Agreement dated as of January 12, 2001, among the Senior Lender and each of the Investors.

Subsidiary. Subsidiary means any Person of which the Company or other specified
----------
Person now or hereafter shall at the time own directly or indirectly through a Subsidiary at least a majority of the outstanding equity securities (or other shares or forms of beneficial interest) entitled to vote generally and, with respect to the Company shall be deemed to include the assets acquired in the Hoosier Acquisition as if such acquisition had taken place immediately prior to the Closing.

Total Capitalization. Total Capitalization of any Person means the Funded
--------------------
Indebtedness of that Person plus either: (1) in the case of a Person which has publicly traded Equity Securities, the total equity market capitalization of such Person, or (2) in the case of the Company, the aggregate capital accounts of all preferred membership interests in the Company which are pari passu or senior to the Securities, including the Class A Preferred Interests, or (3) in the case of any other Person, the total value of all Equity Securities of that Person.

Unfunded Vested Accrued Benefits. Unfunded Vested Accrued Benefits means with
--------------------------------
respect to any employee benefit plan of a Person at any time, the amount (if any) by which the present value of all vested nonforfeitable benefits under such employee benefit plan exceeds the fair market value of all employee benefit plan assets allocable to such benefits, all determined as of the then most recent valuation date for such employee benefit plan.

Voluntary Bankruptcy Proceeding.  Voluntary Bankruptcy Proceeding shall mean any
-------------------------------
time at which any of the Company, Holdings, or any Subsidiary of the Company or Holdings shall (a) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (e) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (f) take any corporate action for the purpose of authorizing any of the foregoing.

Voting Member.  Voting Member shall have the meaning ascribed thereto in the
-------------
Company's LLC Agreement.

Voting Member Majority.  Voting Member Majority shall have the meaning ascribed
----------------------
thereto in the Company's LLC Agreement.

Warrant.  Warrant means the right to acquire additional Securities granted to
-------
the Warrant Investors pursuant to Section 18 of this Agreement.
                                  ----------

Warrant Agreement.  Warrant Agreement means each of the agreements in form and
-----------------
substance as set forth as Exhibits E-1 and E-2 attached hereto.
                          --------------------

Warrant Investor.  Warrant Investor means each of the Persons that have executed
----------------
the signature page hereto solely with respect to Section 18 of this Agreement
                                                 ----------
and the Warrant Agreements.

Warrant Investor Amendment to LLC Agreement.  Warrant Investor Amendment to LLC
-------------------------------------------
Agreement means the amendment to the Company's LLC Agreement, in form and substance as set forth as Exhibit B to the Warrant Agreement, to be executed and delivered by the Company and each Warrant Investor upon exercise of such Warrant Investor's Warrant.

SECTION 2.  SALE AND PURCHASE OF SECURITIES

     2.1. Sale and Purchase of Securities. At the Closing and subject to all of
          -------------------------------
the terms and conditions hereof and in reliance on the representations and warranties set forth or referred to herein, the Company agrees to issue and sell to the Investors, and each Investor agrees to purchase from the Company, severally and not jointly, the amount of Securities set forth beside such Investor's name on Schedule 3.5(a)(ii) hereto.


     2.2. Purchase Price. The parties hereto agree that the aggregate purchase
          --------------
price for the Securities to be purchased by the Investors is $15,000,000 (the "Purchase Price"), to be paid by wire transfer at the Closing pursuant to written instructions provided by the Company prior to the Closing Date.

     2.3. Closing. The closing of the purchases and sales of the Securities (the
          -------
"Closing") will take place at the offices of Stinson Mag & Fizzell, 1201 Walnut, Suite 2800, Kansas City, Missouri 64106 at 10:00 a.m. local time on January 12, 2001, or such other place and date as the parties hereto may agree upon (the "Closing Date"). The Securities will be issued to the Investors on the Closing Date and registered in the Investors' names and in such amounts as specified on

Schedule 3.5(a)(ii) hereto.
-------------------

     2.4. Use of Proceeds. The Company agrees that it will use the proceeds from
          ---------------
the sale of the Securities hereunder solely to (i) fund Qualified Acquisitions,
(ii) provide for the expenses of a Qualified MLP Offering, and (iii) provide working capital for use by the Company in the ordinary course of its business.

SECTION 3.  REPRESENTATIONS AND WARRANTIES

The Company hereby represents and warrants to each of the Investors that, as of the Closing Date:

     3.1. Organization and Good Standing. The Company and each of its
          ------------------------------
Subsidiaries (1) is a limited liability company or corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (2) is in good standing in all other jurisdictions in which it is required to be qualified to do business as a foreign limited liability company or foreign corporation, and (3) has obtained all licenses and permits and has filed all registrations necessary to the operation of its business. The Company and each of its Subsidiaries has the power to own its properties and to carry on its business as now conducted and as proposed to be conducted.

     3.2. Authorization. The execution, delivery, and performance by the Company
          -------------
of this Agreement and the Related Agreements to which the Company is a party, and the issuance and sale by the Company of the Securities, (a) are within the Company's power and authority, (b) have been duly authorized by all necessary proceedings under the Company's LLC Agreement or otherwise, (c) do not conflict with or result in any breach of any provision of the Company's LLC Agreement, and (d) do not conflict with or result in any breach of any provision or the creation of any Lien, other than Permitted Liens for the benefit of the Senior Lender, upon any of the property of the Company pursuant to the Company's Organizational Documents or any law, regulation, order, judgment, writ, injunction, license, permit, agreement, indenture, or instrument to which the Company is a party or by which it is bound, the non-compliance with which would materially adversely affect the business, operations, financial or legal condition, or prospects of the Company.

     3.3. Enforceability. The execution and delivery of this Agreement and each
          --------------
of the Related Agreements to which the Company is a party and the issuance and sale of the Securities will result in legally binding obligations of the Company enforceable against it in accordance with the respective terms and provisions hereof and thereof, except to the extent (a) such enforceability is limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws relating to or affecting generally the enforcement of creditors rights, (b) the availability of the remedy of specific performance or injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefor may be brought, and (c) the enforceability of the indemnities contained in Section 12 of this Agreement may be limited under federal and state securities laws.

     3.4. Approvals: No Violations. Except as set forth in Schedule 3.4 hereto,
          ------------------------
the execution, delivery, and performance by the Company of this Agreement and each of the Related Agreements to which the Company is a party, and the issuance and sale of the Securities hereunder, do not require the approval or consent of, or any filing with, any governmental authority or agency, or any other Person. Neither the Company nor any of its Subsidiaries is in violation, or in default of or in breach of, its Articles or any law, regulation, order, judgment, writ, injunction, license, permit, agreement, indenture, or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound, which violation, default or breach would materially adversely affect the business, operations, financial or legal condition, or prospects of the Company or any of its Subsidiaries.

     3.5. Capitalization.
          --------------

          (a) Equity Securities. Schedule 3.5(a)(i) sets forth a list of all of
              -----------------  ------------------
     the holders of Equity Securities in Holdings, the Company, and each of the Company's Subsidiaries and the classes, series, amount, percentages and capital accounts of such holders. On the Closing Date, after giving effect to the transactions contemplated hereby and the acquisition of Hoosier Propane, Holdings, the Company, and each of the Company's Subsidiaries will have no outstanding Equity Securities except as set forth in Schedule 3.5(a)(ii) hereto. All such outstanding Equity Securities set forth in
     Schedule 3.5 (a)(ii) in Holdings, the Company, and each of the Company's Subsidiaries have been and will be duly authorized, fully paid and non-assessable (except for any obligations of Common Members, as defined in the Company's LLC Agreement, to make additional capital contributions as provided in applicable organizational documents).

          (b) Options, etc. Other than as created pursuant to this Agreement, or
              ------------
     as disclosed on Schedule 3.5(b) hereto, neither Holdings, the Company, nor any of the Company's Subsidiaries has outstanding any agreements, rights (either preemptive or other), or options to subscribe for or requiring the issuance by Holdings, the Company or any of the Company's Subsidiaries of any equity securities or any securities convertible into or exchangeable for its Equity Securities.

          (c) No Registration Rights. Except pursuant to the Investors Rights
              ----------------------
     Agreement or as set forth on Schedule 3.5(c) hereto, the Company has not granted to any holder of any of its securities the right to demand or piggyback on any registration of any Equity Securities of the Company with the Commission, or any other registration, co-sale, or similar rights.

     3.6. Subsidiaries. Other than those entities listed on Schedule 3.6,
          ------------
neither Holdings nor the Company has any Subsidiaries.

     3.7. Reports and Financial Statements.
          --------------------------------

          (a) The Company has previously furnished the Investors with complete and correct copies of the following:

               (i) the unaudited balance sheets of the Company as of September 30, 2000 and the audited balance sheets of the Company as of September 30, 1997, September 30, 1998 and September 30, 1999 and unaudited income statements for the twelve months ended September 30, 2000 and audited income statements for the twelve months ended September 30, 1997, September 30, 1998 and September 30, 1999 and other income statements and balance sheets for the interim periods ended prior to the Closing Date, each attached hereto as Schedule 3.7(a)(i) (collectively the "Financial Statements");


               (ii) the Company's pro forma balance sheet as of October 31, 2000, giving effect to the transactions subsequent thereto and contemplated hereby, including the Hoosier Acquisition ("Pro Forma Balance Sheet") and attached hereto as Schedule 3.7(a)(ii); and

               (iii) the projections of the Company's future performance dated as of the Closing Date, which gives pro forma effect to the Hoosier Acquisition, and attached hereto as Schedule 3.7(a)(iii) (the "Projections").

          (b) Each of the Financial Statements delivered under Section 3.7(a)(i) and 3.7(a)(ii) hereof has been prepared from the books and records of the Company and reflect the Hoosier Acquisition, as the case may be, fairly present the financial or legal condition of the Company and the results of operations on the dates or for the periods indicated, and has been prepared in accordance with GAAP.

          (c) Each of the Pro Forma Balance Sheet and each of the Projections has been prepared by management of the Company on a reasonable basis consistent with the historical financial statements of the Company and the Hoosier Propane group of entities, and each constitutes a reasonable basis for the assessment of the future performance of the Company during the periods indicated therein; provided, however, that each of the Investors acknowledges that no guarantee is being made by the Company that actual performance will equal the performance contained in the Projections.


     3.8. Material Adverse Change. Except as set forth in Schedule 3.8, there
          -----------------------
has been no material adverse change in the business, assets, properties, prospects, or financial or legal condition of the Company since the date of the October 31, 2000 Balance Sheet. Except as set forth in Schedule 3.8, since the date of the October 31, 2000 Balance Sheet, the Company will not have conducted any business or incurred any liabilities other than those arising in the ordinary course of the Company's business and in connection with the transactions contemplated by this Agreement, the Hoosier Agreement, or the Related Agreements.

     3.9. Indebtedness and Liens. The Company does not and, after giving effect
          ----------------------
to the transactions to be consummated at the Closing will not, have any Indebtedness or Liens upon any of its properties other than Permitted Debt and Permitted Liens.

     3.10. Absence of Certain Developments. Except as provided in this Agreement
           -------------------------------
or as disclosed on Schedule 3.10(a), since the date of the Pro Forma Balance
                   ----------------
Sheet, the Company has not (i) issued any bonds, debentures, notes, equity securities, or other securities; (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) other than in the ordinary course of business; (iii) discharged or satisfied any Lien or paid any obligation or liability (absolute or contingent) other than in the ordinary course of business; (iv) purchased or redeemed any of its equity securities; (v) mortgaged, pledged, or subjected to Lien, any of its assets, tangible or intangible, except Liens of current taxes not yet due and payable and except for Permitted Liens; (vi) sold, assigned, or transferred any of its tangible assets except inventory in the ordinary course of business, or canceled any debts or claims; (vii) sold, assigned, or transferred any patents, licenses, permits, trademarks, trade names, copyrights, trade secrets, or other intangible assets;
(viii) suffered any extraordinary loss or waived any right, whether or not in the ordinary course of business and consistent with past practice; or (ix) entered into any transaction other than in the ordinary course of business. Since October 1, 1999, the Company has not made any Distribution to any Person, other than Distributions to holders of Common Interests and Class A Preferred Interests pursuant to the terms of the Company's LLC Agreement. Schedule
                                                                 --------
3.10(b) sets forth the amounts of all Distributions to holders of Common
-------
Interests and Class A Preferred Interests since October 1, 1999.  Schedule
                                                                  --------
3.10(c) sets forth the dates and other terms with respect to the redemption
-------
(whether at the option of the Company or the holders thereof) and/or maturity of all Equity Securities outstanding as of the date of this Agreement.

     3.11. Solvency. Now and after giving effect to the transactions
           --------
contemplated by this Agreement, the Hoosier Agreement, and the Related Agreements, the Company (i) is not and will not be insolvent, (ii) has and will have assets having a fair salable value in excess of the amount required to pay its liabilities on its existing debts as they become absolute and matured, and
(iii) is not and will not be left with unreasonably small capital with which to engage in its anticipated business. On both a consolidated and unconsolidated basis, the Company has not, and after giving effect to this Agreement, the Hoosier Agreement, and the Related Agreements will not have, incurred Indebtedness and other obligations of any kind whatsoever beyond its ability to pay such Indebtedness and other obligations as they mature.

     3.12. Title to Assets. The Company and each of its Subsidiaries has good
           ---------------
and marketable title to all assets and other property purported to be owned by it, subject to no Liens other than Permitted Liens.

     3.13. Litigation. There is no litigation, at law or in equity, nor any
           ----------
proceeding or investigation before or by any court, board, or other governmental or administrative agency or any arbitrator pending or, to the Knowledge of the Company, threatened which, individually or in the aggregate, is reasonably likely to result in any final judgment or liability that could result in any material adverse change in the business, assets, properties, prospects or financial or legal condition of the Company or any Subsidiary or that seeks to enjoin the consummation of, or that questions the validity of, any of the transactions contemplated by this Agreement, the Hoosier Agreement, the Securities, or the Related Agreements, except for the matters set forth on
Schedule 3.13. No award, judgment, decree, or order of any court, board, or
-------------
other governmental or administrative agency or arbitrator has been issued or, to the Knowledge of the Company, threatened against the Company that has or may have any material adverse effect on the business, assets, properties, prospects or financial or legal condition of the Company. To the Knowledge of the Company, there are not any facts or circumstances involved with or resulting from an explosion of the propane products, tanks or canisters of the Company or any of its Subsidiaries which could reasonably be expected to result in a claim or action for damages, property loss or personal injury.

     3.14. Taxes. The Company has filed all tax returns and reports that are
           -----
required to be filed with any foreign, federal, state, or local governmental authority or agency and has paid, or made adequate provision for the payment of, all assessments received and all taxes that have or may become due under applicable foreign, federal, state, or local governmental law or regulations with respect to the periods in respect of which such returns and reports were filed. The Company has no Knowledge of no additional actual or proposed assessments against it since the date of such returns and reports, and there will be no additional assessments for which adequate reserves appearing on the Pro Forma Balance Sheet have not been established. The Company has made adequate provision for all current taxes.

     3.15. Defaults. To the Company's Knowledge, (i) neither the Company nor any
           --------
of its Subsidiaries are in default under any provisions of its Articles and (ii) there is no Default or Event of Default.

     3.16. ERISA. No employee benefit plan established, assumed, or maintained
           -----
by the Company or to which the Company has made contributions, which is subject to Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code, had an accumulated funding deficiency (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of such plan heretofore ended. No liability to the Pension Benefit Guaranty Corporation (other than required insurance premiums, all of that have been paid) has been incurred by the Company with respect to any such plan and there has not been any reportable event within the meaning of ERISA and the regulations promulgated thereunder, or any other event or condition, which presents a material risk of termination of any such plan by the Pension Benefit Guaranty Corporation. Neither any such plan nor any trust created thereunder, nor any trustee or administrator thereof, has engaged in a prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject any such plan, trust, trustee, or administrator of the Company to any tax or penalty on prohibited transactions imposed under said Section 4975 or ERISA. No material liability has been incurred with respect to any multiemployer plan, within the meaning of Section 4001(a)(3) of ERISA, as a result of the complete or partial withdrawal by the Company from such a multiemployer plan under Section 4201 or 4204 of ERISA; nor has the Company been notified by any such multiemployer plan that such multiemployer plan is in reorganization or insolvency under and within the meaning of Section 4241 or 4245 of ERISA or that such multiemployer plan intends to terminate or has been terminated under Section 4041A of ERISA.

     3.17. Governmental Regulations. The Company is not and will not become a
           ------------------------
"holding company", or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it a "registered investment company", or an "affiliated person" or a "principal underwriter" of a

"registered investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     3.18. Environmental Protection. Except as set forth on Schedule 3.18
           ------------------------                         -------------
hereto, to the Company's Knowledge, it has obtained all permits, licenses, and other authorizations which are required under federal, state, and local laws relating to pollution or protection of the environment, including laws relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes, except where the failure to obtain any such permits, licenses, or other authorizations would not materially adversely affect the business, operations, financial or legal conditions, or prospects of the Company. Except as set forth on Schedule 3.18 hereto, to the Company's
                                -------------
Knowledge, it is in full compliance with all terms and conditions of the required permits, licenses and authorizations, and is also in full compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. Except as set forth on Schedule 3.18 hereto, the Company is not aware of, and has not received
         -------------
notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which may interfere with or prevent continued compliance by the Company with its obligations hereunder, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, or any pollutant, contaminant, or hazardous or toxic material or waste.

     3.19. Contracts and Commitments. Schedule 3.19 lists all potential Targets
           -------------------------  -------------
(as defined in and within the meaning of the Loan Agreement) with which the Company or its Affiliates have entered into an executed letter of intent regarding a possible acquisition since the date of the Pro Forma Balance Sheet.
Schedule 3.19 includes all executed letters of intent regarding such
-------------
acquisitions.


     3.20. Compliance with Small Business Investment Act Requirements.
           ----------------------------------------------------------

          (a) The Company has not engaged in any activities and shall not hereafter engage in any activities or use directly or indirectly the proceeds received from the Investors for any purpose for which a Small Business Investment Company is prohibited from providing funds as provided in Section 107.720 of Title 13, Code of Federal Regulations, Part 107 as promulgated under the SBIA.

          (b) To the Company's Knowledge, neither the Company nor any of its officers, directors (excluding David J. Schulte and Richard C. Green, Jr.) members (excluding the Investors) or employees directly or indirectly own or control, or are related to any Person who owns or controls, any interest in, or is an officer, director, employee, member, or agent of, any of the Investors or any entity in any way related to or affiliated with any of the Investors or any other Small Business Investment Company.

          (c) The Company has not received, is not receiving, and has no intention to apply for any assistance from the Small Business Administration or any Small Business Investment Company other than the Investors or other than bank loans through the Small Business Administration.

          (d) The Company qualifies as a "small business concern" under, and is in full compliance with, the provisions of SBIA, and the aggregate consolidated tangible net worth of the Company and all other business entities affiliated with the Company does not exceed $18,000,000, and the Company's average consolidated net income in its last two Fiscal Years has not exceeded $6,000,000, each calculated in accordance with the SBIA and the regulations thereunder.

     3.21. Insurance. All of the insurance policies of the Company and its
           ---------
Subsidiaries are in full force and effect and the premiums therefor, to the extent due and payable, have been paid in full. These insurance policies provide adequate enforceable coverage for all liability and casualty risks of the Company and its Subsidiaries in light of the experience of the Company and its Subsidiaries and the practice and usages of the industry in which the Company and its Subsidiaries are engaged.

     3.22. Tax Status. The Company is, and immediately after the Closing will
           ----------
continue to be, taxed as a partnership under the Code.

     3.23. Hoosier Agreement. Each of the Investors shall be the beneficiary of,
           -----------------
and entitled to rely upon, the representations, warranties and covenants of the parties to the Hoosier Agreement (other than the Company), subject to all exceptions and qualifications expressly contained therein or referred to in an exhibit or schedule appended thereto, as if the Company (instead of such parties other than the Company) on behalf of such other parties had made such representations, warranties, and covenants directly to such Investors (instead of to the Company as the buyer) on and as of the date hereof; it being understood and agreed that such Investors have no liability, responsibility or obligation with regard to any of the Company's representations, warranties or covenants to such parties or any other person or entity under the Hoosier Agreement or any other documents called for therein, and it being further understood that the Company, and not the other parties to the Hoosier Agreement, is making the representations and warranties set forth in this Section 3.23, and the Investors shall have no recourse against any parties to the Hoosier Agreement other than the Company.

SECTION 4.  REPRESENTATIONS OF INVESTORS

Each Investor hereby represents and warrants, severally and not jointly, to the Company, as to himself or itself, as follows:

     4.1. Investment Intent. Such Investor is acquiring the Securities for
          -----------------
investment, and not with a view to selling or otherwise distributing the Securities, other than in a transaction that is exempt from the registration requirements of the Securities Act.

     4.2. Approvals. The terms and conditions of this Agreement, the Securities
          ---------
and the Related Agreements and of the transactions contemplated by each have been approved in accordance with such Investor's charter documents, and if the Investor is an SBIC, the SBIA and the regulations promulgated thereunder.

     4.3. Accredited Investor. Such Investor is an "accredited investor" as
          -------------------
defined in Rule 501(a) under the Securities Act.

     4.4. No Commissions. No commission or other remuneration has been paid or
          --------------
will be payable by such Investor, directly or indirectly, in connection with his or its purchase of Securities hereunder.

SECTION 5.  CONDITIONS TO PURCHASE

Each Investor's obligation to purchase the Securities pursuant to this Agreement is subject to compliance by the Company with its agreements contained herein, and to the satisfaction, on or before the Closing Date, of the following conditions:

     5.1. Articles and Good Standing Certificates. Each Investor shall have
          ---------------------------------------
received (i) a copy, certified by a duly authorized officer of the Company to be true and complete as of the Closing Date, of the Organizational Documents of the Company and each Subsidiary and the Amendment to the Company's LLC Agreement, including in each case all amendments thereto, and (ii) a certificate, dated not more than thirty (30) days prior to the Closing Date, of the Secretary of State of the State of organization of the Company and each Subsidiary, certifying such entity's good standing in such state.

     5.2. Proof of Corporate Action. Each Investor shall have received from the
          --------------------------
Company copies, certified by a duly authorized officer thereof to be true and complete as of the Closing Date and satisfactory to such Investor and its counsel, of the records of all action taken to authorize the execution, delivery, and performance of this Agreement, the Hoosier Agreement, the Securities, and the Related Agreements to which the Company is a party.

     5.3. Incumbency Certificate. Each Investor shall have received from the
          ----------------------
Company an incumbency certificate, dated the Closing Date, signed by a duly authorized officer of the Company, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company, this Agreement, and each of the Related Agreements to which the Company is or is to become a party, and to give notices and to take other action on behalf of the Company under each of such documents.

     5.4. Legal Opinions. Each Investor and Warrant Investor shall have received
          --------------
from Stinson, Mag & Fizzell, P.C., counsel to the Company, a favorable opinion, substantially in the form of Exhibit F hereto, and covering such other matters
                             ---------
with respect to the transactions contemplated by this Agreement, the Securities, and the Related Agreements as such Investor and Warrant Investor may reasonably request.

     5.5. Representations and Warranties; Officers' Certificates. The
          -------------------------------------------------------
representations and warranties contained or incorporated by reference herein shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such Closing Date; no event or condition shall have occurred or would result from the issuance of any of the Securities that would be a Default or Event of Default; the Company shall have performed and complied in all material respects with all conditions and agreements required to be performed or complied with by it prior to the Closing; the purchase of the Securities shall not be prohibited by any law or governmental order or regulation, and shall not subject any of the Investors to any penalty, special tax, or other onerous condition; all necessary consents, approvals, licenses, permits, orders, and authorizations of, or registrations, declarations, and filings with, any governmental or administrative agency or of or with any other Person with respect to issuance of the Securities shall have been duly obtained or made and shall be in full force and effect; and each Investor shall have received on the Closing Date a certificate to the effect of each of the foregoing matters and the matters in Section 5.15, signed by, and based upon the Knowledge of, the President and the Chief Accounting Officer of the Company.

     5.6. [INTENTIONALLY OMITTED.]

     5.7. Securities. Each Investor shall have received the Amendment to
          ----------
Company's LLC Agreement executed by the Company evidencing the Investors' rights in the Securities and, upon such receipt and satisfaction of all of the other conditions set forth in this Section 5, the Investors shall deliver to the Company the Purchase Price for the Securities.

     5.8. General. All instruments and legal, governmental, administrative, and
          -------
corporate proceedings in connection with the transactions contemplated by this Agreement that are to be consummated on the Closing Date, the Securities, and the Related Agreements shall be satisfactory in form and substance to the Investors in their sole discretion, and the Investors shall have received copies of all documents, agreements, and instruments, including without limitation records of corporate or other proceedings and opinions of counsel, that the Investors may have requested in connection therewith.

     5.9. SBIC Documentation. The Company shall have executed and delivered to
          ------------------
each Investor all documents required by such Investor in connection with the investment contemplated hereby under the rules and regulations applicable to such Investor by virtue of its status as a small business investment company, including SBA Forms 480, 652, and 1031.

     5.10. Fees and Expenses. The Investors shall have been reimbursed for all
           -----------------
of their expenses as provided in Section 12(a)(i) and (ii) hereof (unless the Company exercises its election right under Section 12(a)(ii)).

     5.11. Related Agreements. Each of the Related Agreements shall have been
           ------------------
executed and delivered by each of the parties thereto in a form satisfactory to each Investor or Warrant Investor, as the case may be, in its sole discretion, and each of the Related Agreements shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived except with each Investor's prior written consent. All covenants, agreements, and conditions contained in the Related Agreements that are to be performed or complied with on or prior to the Closing Date shall have been performed or satisfied in all material respects to the sole discretion of such Investor.

     5.12. Due Diligence. Each Investor and Warrant Investor shall have
           -------------
completed its due diligence investigation of the Company and its plans, books, records, financial statements, assets, liabilities, contracts, commitments, and all other information about the Company, and the results of such investigation shall have been satisfactory to each such Investor and Warrant Investor in its sole discretion.

     5.13. Material Adverse Change. Other than as reflected in the Pro Forma
           -----------------------
Balance Sheet, there shall have occurred no material adverse change in the business, assets, properties, prospects or financial or legal condition of the Company since the date of the October 31, 2000 Balance Sheet.

     5.14. Adequate Working Capital. Each Investor shall be satisfied that,
           ------------------------
after giving effect to the use of the proceeds from the purchase of the Securities hereunder as described in Section 2.4 hereof, the Company shall have sufficient working capital to continue to conduct its business in the ordinary course without incurring additional Indebtedness or issuing additional equity securities.

     5.15. Hoosier Acquisition. Written evidence satisfactory to the Investors
           -------------------
and their counsel in their sole discretion shall be provided to the Investors evidencing that the Hoosier Acquisition has been closed.

     5.16. Other Actions. The Company and its members and manager shall have
           -------------
taken all other actions that the Investors and other Warrant Investors deem necessary or proper with respect to issuance of the Securities.

SECTION 6.  COVENANTS

The Company covenants that, as long as the Investors or their assigns have an interest in the Class A Preferred Interests, the Company will comply with the following provisions:

     6.1. Loan Agreement Covenants. For purposes of this Agreement, no
          ------------------------
amendment, extension or waiver by the Senior Lender of the financial covenant in the Loan Agreement as currently in effect that requires the Company to maintain, as of the last day of each fiscal quarter, the Consolidated Leverage Ratio (as defined in the Loan Agreement) to be no more than: (a) 5.00 to 1.00, for any fiscal quarter ending on or before December 31, 2001; and (b) 4.50 to 1.00, for any fiscal quarter ending thereafter (as each of such capitalized terms is defined in the Loan Agreement) shall be effective hereunder without the prior written consent of the Majority Investors, except that a temporary waiver by the Senior Lender of such covenant for no more than one fiscal quarter in any twelve
(12) month period shall constitute a waiver by the Majority Investors of this covenant for such time period.

     6.2. Life Insurance. The Company will maintain life insurance on the life
          --------------
of Sherman for as long as he is employed by, or is an equity holder of, the Company, in an amount not less than the greater of (a) the amount required under the Loan Agreement or (b) $2,000,000.

     6.3. Inspection of Properties and Books. The Company shall permit any of
          ----------------------------------
the Investors or any of the Investors' officers or representatives to visit and inspect any of the properties of the Company or its Subsidiaries, to examine the books of account of the Company and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances, prospects and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its respective officers, lenders, advisors, vendors, employees, suppliers and customers, all at such reasonable times and intervals as any of the Investors may reasonably request.

     6.4. Further Assurances. The Company will cooperate with each Investor and
          ------------------
execute such further instruments and documents as such Investor shall reasonably request to carry out to the Investor's satisfaction the transactions contemplated by this Agreement and the Related Agreements. Without limiting the foregoing sentence, the Company shall make such amendments to the Company's LLC Agreement as the Majority Investors may from time to time request to permit the implementation of the Investors' rights under this Agreement and any of the Related Agreements.

     6.5. Notices. The Company shall promptly give the Investors copies of all
          -------
notices given pursuant to any Related Agreement that it receives from or gives to any other party to such Related Agreement.

     6.6. No Additional Registration Rights. Except pursuant to the Investors
          ---------------------------------
Rights Agreement, the Company shall not, without the prior written consent of the Majority Investors, grant to any holder or future holder of any of its securities the right to demand registration of or to piggyback on any registration of Equity Securities of the Company with the Commission, or any other registration, co-sale, or similar rights.

     6.7. Additional Covenants.
          --------------------

          (a)  Pre-Emptive Rights.
               ------------------

               (i) The Company hereby grants to the Investors a right of first refusal to purchase any New Securities included in an offering (or series of offerings which would be integrated under the Securities
          Laws) to financing sources, subject to the terms and conditions of this Section 6.7.

               (ii) If the Company intends to issue New Securities that are subject to the right of first refusal provided for in Section 6.7(a)(i), it shall give the Investors written notice of such intention, describing the type of New Securities to be issued, the price thereof and the terms upon which the Company proposes to effect such issuance. Each Investor shall have 30 days from the date of receipt of any such notice to agree to purchase all or part of its pro rata share, as defined in the next sentence, of such New Securities (including the right to oversubscribe for New Securities not purchased by other Investors) for the price and upon the general terms and conditions specified in the Company's notice by giving written notice to the Company stating the amount of New Securities to be so purchased.

          For purposes of this Section 6.7(a)(ii), an Investor's pro rata share of such New Securities shall be the product of (A) the total number of such New Securities multiplied by (B) a fraction, the numerator of which shall be such Investor's Preferred Capital Account (plus any Accrued Preferred Distributions and Arrearages) immediately prior to the issuance of such New Securities, adjusted pursuant to Section 4.7(l) or 4.7(m) of the Company's LLC Agreement, as the case may be, whether or not actually adjusted in fact pursuant to such Section 4.7(l) or 4.7(m), and the denominator of which shall be the sum of all Common Capital Accounts (adjusted pursuant to Section 3.5(b) of the Company's LLC Agreement, whether or not actually adjusted in fact pursuant to such Section 3.5(b) and all Preferred Capital Accounts (plus any Accrued Preferred Distributions and Arrearages) immediately prior to the issuance of such New Securities, adjusted pursuant to
          Section 4.7(l) or 4.7(m) of the Company's LLC Agreement, as the case may be, whether or not actually adjusted in fact pursuant to such
          Section 4.7(l) or 4.7(m).

               (iii) In the event that one or more investors that are entitled to purchase New Securities do not do so and do not otherwise agree as to the purchase of the New Securities, those Investors that agreed to purchase New Securities shall have a period of 10 additional days to purchase the remaining New Securities, and each such Investor that wishes to purchase additional New Securities may do so, in the manner and at the price set forth in the Company's notice, with respect to any number of New Securities that such Investor wishes to purchase by giving written notice to the Company stating the amount of additional New Securities that such Investor wishes to purchase. In the event that the Investors that agree to purchase additional New Securities indicate that they wish to purchase an amount of New Securities that is greater than the amount of New Securities remaining, the New Securities to be purchased pursuant to this Section 6.7(a)(iii) shall be determined by allocating successively to each Investor desiring to purchase such remaining New Securities in accordance with this Section 6.7(a)(iii) a number of the remaining New Securities equal to the lesser of (A) the number of remaining New Securities that such Investor desires to purchase and (B) the number of remaining New Securities that bears the same ratio as the Preferred Capital Account of such Investor bears to the aggregate Preferred Capital Accounts of all Investors who wish to purchase the remaining New Securities.

               (iv) If any such Investor fails to exercise the foregoing right of first refusal with respect to any applicable New Securities within such 30-day period, the Company may within 20 days thereafter sell any or all of such New Securities not agreed to be purchased by any such Investor, at a price and upon general terms no more favorable to the purchasers thereof than specified in the notice given to the Investors pursuant to Section 6.7(a)(ii) above. In the event the Company has not sold such New Securities within such 20 day period, the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Investors in the manner provided in Section 6.7(a)(ii).

          (b) The Company agrees to perform and observe all obligations set forth in its Organizational Documents (all terms of which are hereby incorporated in this Section 6.7(b) by this reference), to the extent that the failure to perform and observe such obligations would adversely affect the Investors' Class A Preferred Interests in the Company.

          (c) Irrespective of whether any of the Investors exercises its pre-emptive rights under Section 6.7(a), the Company will not authorize any New Securities with rights, preferences or designations superior in any respect to the Class A Preferred Interests.

     6.8. Securities Laws Requirements. The Company shall file with the
          ----------------------------
Commission and every state securities agency in which such a filing is or may be required (and deliver a copy of each such filing to the Investors), all reports and other documents, instruments, and exhibits required to be filed by it under the Securities Act, the Exchange Act, the Trust Indenture Act of 1939, any successor laws to any of the foregoing, and any state securities law (collectively, "Securities Laws") or any other applicable law. If the Company becomes subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall use commercially reasonable efforts to satisfy the requirement of paragraph (c) of Rule 144 under the Securities Act.

     6.9. Prohibited Agreements. The Company shall not enter into any agreement
          ---------------------
having the effect of limiting or restricting its obligation to perform any obligation imposed on it by this Agreement, the Company's LLC Agreement, or the Related Agreements, except as provided in the Loan Agreement as in effect on the date hereof or any successor agreement approved in writing by the Majority Investors.

     6.10. Qualified MLP Offering. Except as and to the extent that the Majority
           ----------------------
Investors may in their sole and absolute discretion otherwise consent in writing, the Company agrees that neither it nor any of its Affiliates shall effect a public offering of its or their Equity Securities (whether or not using the master limited partnership structure) unless the Majority Investors are satisfied in their reasonable discretion that the senior subordinated limited partnership units that all Investors will receive in such offering have the rights, designations and preferences of a Qualified MLP Offering (as such term is used and defined herein). The Company shall provide prompt prior written notice to the Investors of its intent to file a registration statement with the Commission in connection with a Qualified MLP Offering, and shall contemporaneously send to the Investors each letter, notice or filing from or with the Commission in connection with a Qualified MLP Offering.

     6.11. Redemption of Other Interests. Except (a) pursuant to contractual
           -----------------------------
obligations existing as of the date of this Agreement and that have been disclosed to the Investors in writing, or (b) as and to the extent that the Majority Investors may otherwise consent in writing, which consent may be withheld in the absolute discretion of the Majority Investors, the Company shall not (i) redeem or repurchase or enter into any agreement that would require the Company to redeem or repurchase any Equity Securities from any Person other than the Investors prior to the earlier to occur of either the Put/Call Closing Date or the closing of the Qualified MLP Offering, or (ii) accelerate any contractual obligations existing as of the date of this Agreement so as to require the Company to redeem any Equity Securities from any Person other than the Investors prior to the earlier to occur of either the Put/Call Closing Date or the closing of the Qualified MLP Offering, except upon the occurrence of an event of default pursuant to contractual terms existing as of the date of this Agreement, which contractual terms have been disclosed herein or in a schedule hereto; provided, that the redemption or repurchase of any Equity Securities pursuant to contractual terms existing as of the date of this Agreement without the written consent of the Majority Investors shall give rise to the Put Rights set forth in Section 9.7(b) hereof.

     6.12.  Use of Proceeds.  The Company shall use the proceeds from the
            ---------------
purchase of the Securities hereunder for the purposes described in Section 2.4 hereof.

     6.13  Sherman Successor.  Sherman is the current President and Chief
           -----------------
Executive Officer of the Company and its Affiliates. In the event that Sherman shall cease to be or to fulfill the duties of either the President or Chief Executive Officer or both of the Company or any of its Affiliates, whether by termination or cessation of his employment, with or without cause, or by constructive discharge, resignation, death or disability, the Company (on behalf of itself and its Affiliates) hereby agrees that (a) each of the KCEP Director and the Investor Director (as such terms are defined in the Company's LLC Agreement) to the Board of Directors of the Company shall be appointed to any executive search committee of the Board of Directors established, formally or informally, to find such successor, and (ii) any successor President or Chief Executive Officer selected by the Company's Board of Directors shall be reasonably acceptable to each of the KCEP Director and Investor Director. The Company shall promptly notify the Investors of any such termination or cessation of Sherman's employment, or any proposal thereof, and shall keep the Investors reasonably and promptly advised regarding the search for the successor.


SECTION 7.  INFORMATION AND REPORTS

The Company hereby agrees that so long as the Investors have an interest in the Class A Preferred Interests:

     7.1. Annual Statements. As soon as available and in any event within 90
          -----------------
days after the close of each Fiscal Year, the Company will deliver to each Investor its audited consolidated and unaudited consolidating balance sheets and statements of income, retained earnings, and cash flow of the Company and its Subsidiaries, which shall be (a) audited by an independent certified public accounting firm selected by the Company and acceptable to the Majority Investors showing the financial condition of the Company and its Subsidiaries as of the close of such Fiscal Year and the results of the Company's operations during such Fiscal Year (except that the consolidating balance sheets need not be audited), and (b) be certified by such firm to have been prepared in accordance with generally accepted accounting principles consistently applied. Such financial statements shall be accompanied by (i) the written statement of such firm to the effect that such firm does not have any knowledge of the existence of any Default or Event of Default by reason of the Company's failure to comply with any financial covenant contained in the Loan

Agreement, and (ii) a copy of such accounting firm's "letter to management" (and all prior drafts thereof) or similar communications to the Company.

     7.2. Monthly Statements. As soon as available and in any event within 30
          ------------------
days after the end of each fiscal month, commencing with the first month ending after the date of this Agreement, the Company will deliver to each Investor internal unaudited consolidated and consolidating balance sheets, income statements, and statements of cash flows, of the Company and each of its Subsidiaries as of the end of each such month and year to date, personally verified and attested by the Chief Financial Officer of the Company to be true and correct. Together with such financial statements, within 30 days of the end of each fiscal quarter the Company will deliver to each Investor a reconciliation of the items in financial statements for such quarter against the budget for such period and comparable periods for the immediately previous year delivered to Investors pursuant to Section 7.3 hereof, and a brief narrative of the results of operations.

     7.3. Budget and Projections. The Company will deliver to each Investor, not
          ----------------------
less than 30 days prior to the beginning of each Fiscal Year of the Company, a preliminary budget for such Fiscal Year and each fiscal quarter, including a balance sheet, income statement, and statement of cash flows. Such preliminary budget shall be accompanied by an annual projection including income statements, balance sheets, and statements of cash flows covering such Fiscal Year and the succeeding three Fiscal Years.

     7.4. Officers' Certificates. Together with delivery of financial statements
          ----------------------
of the Company and its Subsidiaries pursuant to Sections 7.1 and 7.2 above, the Company will deliver to each Investor a certificate of the Chief Financial Officer of the Company, (a) that the annual statements have been prepared in accordance with generally accepted accounting principles consistently applied and the annual and quarterly statements present fairly the financial position of the Company and its Subsidiaries as of the dates specified and the results of its operations and changes in financial position with respect to the periods specified (subject in the case of interim financial statements only to normal year-end audit adjustments), (b) setting forth computations demonstrating compliance with each of the financial covenants in the Loan Agreement, and (c) to the effect that such officer has caused the provisions of this Agreement, the Securities, and the Related Agreements to be reviewed and has no knowledge of any Default or Event of Default hereunder or thereunder, or if such officer has such knowledge, specifying such Default or Event of Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

     7.5. Notice of Litigation or Defaults. The Company will promptly give
          --------------------------------
written notice to each Investor of any threatened or pending litigation, investigations, or any administrative proceeding to which the Company or any of its Subsidiaries may hereafter become a party or to which any of them are or may become subject that may result in any material adverse change in the business, assets, properties, prospects or financial or legal condition of the Company and its Subsidiaries. Promptly upon any officer of the Company obtaining knowledge of any Default or Event of Default or any material adverse change in the Company's or any Subsidiary's business, properties, prospects, assets, or condition, financial or otherwise, the Company will furnish a written notice to each Investor specifying the nature and period of existence thereof and what action the Company has taken, is taking or proposes to take with respect thereto. Promptly after the receipt thereof, the Company will provide each Investor with copies of any reports upon adequacies and inadequacies in accounting controls submitted to the Company by its independent accountants.

     7.6. Other Information. From time to time upon the request of any Investor,
          -----------------
the Company will furnish to any authorized officer or representative of such Investor such information regarding the business, assets, properties, prospects, and financial and legal condition of the Company and its Subsidiaries as such officer or representative may reasonably request. Each such officer or representative shall have the right during normal business hours to examine the books and records of the Company and its Subsidiaries, to make copies, notes and abstracts therefrom, and to make an independent examination of the books and records of the Company and its Subsidiaries.

SECTION 8.  EVENTS OF DEFAULT

     8.1. Event of Default. The Majority Investors and each Investor, as the
          ----------------
case may be in Section 8.2, will be entitled to exercise the remedies provided by Section 8.2 hereof in accordance with the terms thereof if any one or more of the Events of Default shall occur.

     8.2. Remedies. Upon the occurrence of any Event of Default and (subject to
          --------
the penultimate sentence of this Section 8.2) failure by the Company to cure such Event of Default within five (5) days following written notice by the Majority Investors (if prior to the seventh anniversary of the Closing Date) or by any Investor (if on or after the seventh anniversary of the Closing Date) to the Company of any Event of Default arising from the failure to make any monetary payments or within thirty (30) days following written notice by the Majority Investors (if prior to the seventh anniversary of the Closing Date) or by any Investor (if on or after the seventh anniversary of the Closing Date) to the Company of any other Event of Default, in each and every such case the Majority Investor or such Investor, as the case may be, may: (i) proceed to protect and enforce its rights by suit in equity, action at law, and/or other appropriate proceeding either for specific performance of any covenant, provision, or condition contained or incorporated by reference in this Agreement or in the Company's Organizational Documents, and, immediately in the case of an Event of Default as a result of a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding, and (ii) at any time after the giving of a Put Notice to the Company pursuant to Section 9 hereof in all other cases, the theretofore unexercised Put Rights set forth in Section 9 hereof shall, to the extent not already exercisable, be deemed to have become immediately exercisable and the Majority Investors or such Investor, as the case may be, may in such Put Notice to the Company declare all or part of such theretofore unexercised Put Rights to be forthwith exercised and due and payable (unless there shall have occurred an Event of Default as a result of a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding, in which case such Put Rights shall be automatically exercised and due and payable, whereupon the Put Price for the Securities subject thereto shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are expressly waived), and any such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect, subject, in any event, to Section 9.9. Notwithstanding the foregoing, the Company shall not have such an opportunity to cure an Event of Default that has resulted in the Senior Lender declaring due and payable all of the Company's obligations under the Loan Agreement, or an Event of Default as a result of a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding, in which cases the Majority Investor or any Investor, as the case may be, may immediately exercise its remedies under this
Section 8.2, subject, in any event, to Section 9.9. The Company shall provide prompt written notice to each Investor of events, facts or circumstances giving rise to the Investor's right to exercise its Put Rights hereunder.

     8.3. Waivers. In connection with the occurrence of any Default or Event of
          -------
Default or the exercise of any remedy available to the Investor in the event of the occurrence of any Default or Event of Default, the Company hereby waives, to the extent not prohibited by applicable law, (a) all presentments, demands for performance, notices of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of any holder of Securities in the enforcement of its rights under the provisions of this Agreement or the Company's Organizational Documents, and (c) any and all notices of every kind and description that may be required to be given by any statute or rule of law.

     8.4. Course of Dealing. No course of dealing between the Company and any
          -----------------
Investor shall operate as a waiver of any of the Investors' rights under this Agreement or in connection with the Securities. No delay in exercising any right under this Agreement or in connection with the Securities shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any other occasion.

     8.5. Remedies Not Exclusive. Each of the remedies hereunder that are
          ----------------------
available to the Investors are cumulative and not exclusive, and any Investor may exercise any or all such remedies at such time and in such manner as such Investor may determine in its sole discretion.

SECTION 9.  REPURCHASE OF securities

     9.1. Right to Put Securities. Subject to Section 9.9 hereof, the Investors
          -----------------------
shall have the right to cause the Company to repurchase all or a portion of their Securities and the Company shall have the obligation to repurchase such Securities on the following terms and conditions (the "Put Rights").

          (a)   Puts Before the Seventh Anniversary of the Closing Date.  Except
                -------------------------------------------------------
     as the Investors may be entitled to exercise their Put Rights prior to the fifth anniversary of the Closing Date pursuant to Section 8.2 or 9.7 (but subject to Section 9.9 hereof), effective on the fifth anniversary of the Closing Date and on the last day of each calendar quarter (March 31, June 30, September 30, and December 31) thereafter until the seventh anniversary of the Closing Date, the Majority Investors may, in their sole discretion, exercise the Put Rights on behalf of all Investors by giving written notice setting forth the matters specified in Section 9.1(c) (the "Put Notice") to the Company and to all other Investors at least 120 calendar days prior to the effective date of such exercise. Notwithstanding the foregoing, however, no exercise of Put Rights pursuant to this

     Section 9.1(a) shall be effective unless such exercise is for Securities having an aggregate Put Price of at least $1,000,000; provided, however,
                                                           --------
     that in the event of a Put Right arising under Sections 8.2 or 9.7 hereof, it shall not be necessary (i) for the amounts subject to the Put Price for Securities subject to such Put Rights to aggregate $1,000,000, or (ii) for the Majority Investors to provide 120 days written notice, but instead such Put Rights shall become effective immediately pursuant to Section 9.7(d).

          (b)  Puts after the Seventh Anniversary of the Closing Date.
               ------------------------------------------------------
     Effective on the seventh anniversary of the Closing Date and on the last day of each calendar quarter (March 31, June 30, September 30, and December
     31) thereafter, each Investor may, in its sole discretion, exercise its Put Rights by giving written notice setting forth the matters specified in
     Section 9.1(c) (which shall also be considered a "Put Notice") to the Company and to all other Investors at least 120 calendar days prior to the effective date of such exercise. Notwithstanding the forgoing, however, no exercise of Put Rights pursuant to this Section 9.1(b) shall be effective unless such exercise is for Securities having an aggregate Put Price of at least the lesser of (i) $250,000, or (ii) the amount that constitutes 100% of such Investor's Securities; provided, however, that in the event of a
                                    --------
     Put Right arising under Sections 8.2 or 9.7 hereof, it shall not be necessary (i) for the amounts subject to the Put Price for Securities subject to such Put Rights to aggregate at least $250,000 or 100% of such Investor's Securities, or (ii) for such Investor to provide 120 days written notice, but instead such Put Rights shall become effective immediately pursuant to Section 9.7(d).

          (c)  Content and Delivery of Put Notices. The Majority Investors shall
               -----------------------------------
     notify each other Investor prior to exercising the Put Rights pursuant to
     Section 9.1(a), and each Investor desiring to participate in the exercise a Put Right under Section 9.1(a) shall provide proper prior notice to the Majority Investors and to each other Investor of its intent to sell and the amount of Securities to be included in the Put Notice. Each Put Notice delivered pursuant to this Section 9.1 shall set forth (i) the identity the selling Investor(s), (ii) the amount of Securities that each Investor is selling, (iii) the Put Price for such Securities, as specified in Section
     9.5 hereof, (iv) the effective date for such exercise, (v) the Put/Call Closing Date, and (vi) such other information as is reasonably pertinent. All Put Notices properly sent with respect to any specified effective date shall be deemed to have been sent, received and effective on the same date, such that no Investor shall be favored or have prior rights to repurchase over or against any other Investor that has properly sent a Put Notice.

          (d)  Acceleration of Put Rights.   In the event of the exercise of a
               ---------------------------
     Put Right arising under Sections 8.2, 9.7 or 9.9 hereof, it shall not be necessary for the Majority Investors or an Investor, as the case may be, to deliver the Put Notice 120 days prior to the effective date of such exercise, but instead the Majority Investors (if the Put Right arises under Sections 8.2, 9.7 or 9.9 hereof prior to the seventh anniversary of the Closing Date) or any Investor (if the Put Right arises under Sections 8.2,
     9.7 or 9.9 hereof on or after the seventh anniversary of the Closing Date), in its sole discretion, may elect to have the exercise of the Put Rights and the corresponding obligation of the Company to repurchase the Securities to be effective immediately or on any subsequent date (i) if the

     Put Right arises under Section 8.2 or 9.9 (and it shall be deemed to be effective immediately for all Investor Securities without the sending of the Put Notice in the case of an Event of Default triggered by a Voluntary Bankruptcy Proceeding or an Involuntary Bankruptcy Proceeding), (ii) upon the consummation or effectiveness of the Proposed Change of Control if the Put Right arises under Section 9.7(a), or (iii) upon the consummation or effectiveness of the proposed redemption or repurchase of Non-Investor Interest if the Put Right arises under Section 9.7(b).

          (e)   Limitations on Put Rights. Notwithstanding any other provision
                -------------------------
     in Section 9.1(a) or 9.1(b), any Put Notice must be given before the filing of a Form S-1 Registration Statement by the Company with respect to the Qualified MLP Offering. Notwithstanding the foregoing sentence, (a) the provisions of Section 8.2 of this Agreement shall apply at all times upon the occurrence of any Event of Default, whether before or after the filing of a Form S-1 Registration Statement with respect to the Qualified MLP Offering, (b) the provisions of Section 9.7 shall apply at all times, whether before or after the filing of the Form S-1 Registration Statement with respect to the Qualified MLP Offering, and (c) in the event that the Form S-1 Registration Statement with respect to the Qualified MLP Offering is not declared effective by the Commission within one hundred eighty (180) days after the filing date, then each Investor shall have the right to sell to the Company (and the Company agrees to repurchase from each Investor) such Investor's Securities upon the terms and conditions set forth in Sections 9.1, 9.3, 9.4, and 9.5, and such right shall remain in effect until the earlier of (a) the effective date of such Form S-1 Registration Statement or (b) the Company files any subsequent Form S-1 Registration Statement with respect to a Qualified MLP Offering; provided, that if any
                                                         --------------
     subsequent Form S-1 is not declared effective by the Commission within one hundred eight (180) days after the filing date, then each Investor shall again have the right to sell to the Company (and the Company agrees to repurchase from each Investor) such Investor's Securities upon the terms and conditions set forth in Sections 9.1, 9.3, 9.4, and 9.5.

     9.2. Right to Call Securities. At any time on or before the consummation of
          ------------------------
the Qualified MLP Offering, the Company may by written notice to the Investors (the "Call Notice") elect to purchase all but not less than all of the Investors' Securities from the Investors, and the Investors hereby agree to resell such Securities to the Company at the Call Price specified in Section 9.6 hereof. The Call Notice shall set forth (i) the Call Price for the Securities to be repurchased, as specified in Section 9.6 hereof, (ii) the effective date for such repurchase, (iii) the Put/Call Closing Date, and (iv) such other information as is reasonably pertinent.

     9.3. Closing. The closing required by a Put Notice or a Call Notice shall
          -------
take place at the Company's principal place of business at 10:00 a.m. local time on the effective date of the Put Notice or Call Notice (as specified therein), or at such other time, date, and place as such Investor and the Company may agree (the "Put/Call Closing Date"), at which time the Company shall pay the Put Price or the Call Price, as specified in the Put Notice or Call Notice, as the case may be. Prior to any Put/Call Closing Date, the Company will, upon an Investor's reasonable request to assist the Investor in making its decision regarding whether or not to send a Put Notice, provide such Investor (and each other Investor) with its inspection and other rights under

Section 6.3 and such additional information that may be material to the exercise of such Investor's put rights under this Section 9.

     9.4. Payment. The Company shall pay the Put Price or Call Price, as the
          -------
case may be, out of funds legally available therefor at any closing under
Section 9.3 hereof in cash or immediately available funds. If any portion of the Put Price is not paid as a result of any insufficiency of legally available funds or otherwise, such portion shall remain an obligation of the Company, evidenced by a demand promissory note, and shall become due and payable, in cash or immediately available funds, as soon as there are funds legally available therefor, with interest to accrue thereon at 3.75% per quarter. To facilitate payment of the Put Price, the Company will take such action as may be possible to revalue its assets in accordance with generally accepted accounting principles. In such event the Company, if it lacks funds or has insufficient funds, will use commercially reasonable efforts in good faith to pay the full Put Price or Call Price promptly, subject to the terms of the Loan Agreement. If more than one Securities holder is entitled to payment of the Put Price or Call Price on any Put/Call Closing Date, and insufficient funds are available to permit payment in full to all such holders, then such payment as can legally be made on such date and on any later date when the balance of such payment shall be made shall be made pro rata to all such holders based on the Put Price or Call Price due each of them. If any portion of the Call Price is not immediately available to be paid for any reason at the Put/Call Closing Date scheduled therefor under Section 9.3, then at the Put/Call Closing Date, the Company shall pay such cash portion as is immediately available (pro rata, based on the Call Price due each of them) and the Call Notice for the unpaid Securities shall be null and void as if such Call Notice had never been sent in the first place and such unpaid Securities shall no longer be subject to any future Call Notice.

     9.5. Put Price for Securities. The put price (the "Put Price") for any
          ------------------------
Investor's Securities shall be:

          (a) an amount equal to the sum of (i) all or, if the Investor is exercising its Put Rights for only a portion of such Investor's Securities, then the specified portion of the greater of (A) the then current Preferred Capital Account attributable to the Securities being repurchased (prorated for any specified portion if the Investor is exercising its Put Rights for less than all of its securities), or (B) the initial Preferred Capital Account attributable to the Securities being repurchased plus any Accrued Preferred Distributions and Arrearages attributable to such Preferred Capital Account (prorated for any specified portion if the Investor is exercising its Put Rights for less than all of its securities), plus (ii) the Put Formula Amount, as defined in Section 9.5(b) (prorated for any specified portion if the Investor is exercising its Put Rights for less than all of its Securities).

          (b) "Put Formula Amount" shall mean the lesser of either

               (i) the Cash Event Multiplier, minus one (1), multiplied by the amount referred to in Section 9.5(a)(i), or

               (ii) the total of (A) the Company's Adjusted EBITDAB, multiplied by the average of the Adjusted EBITDAB Multiple of the three (3) Representative

          MLPs, (B) less Funded Indebtedness of the Company, (C) less the
                    ----                                         ----
          aggregate total of all capital accounts attributable to preferred membership interests in the Company (including the Investors' Securities), plus (D) the amount of cash and cash equivalents. The
                       ----
          information in clauses (A), (B), (C) and (D) is to be derived from the Company's most recent monthly financial statements, adjusted to take into account all Qualified Acquisitions which are either not reflected in or subsequent to such financial statements, all determined in accordance with Generally Accepted Accounting Principles.

     9.6. Call Price. For purposes hereof, the call under Section 9.2 shall be
          ----------
treated as a Cash Event. The price (the "Call Price") paid by the Company for each Investor's Securities shall be an amount equal to the Cash Event Multiplier multiplied by the amount referred to in Section 9.5(a)(i). Notwithstanding the
-------------
foregoing, in the event that (a) a Clawback Sale occurs within 18 months after the Put/Call Closing Date for any call under Section 9.2, and (b) as a result of such Clawback Sale there is Clawback Excess, then the Company shall remit to each Investor, and/or shall cause each Clawback Party other than the Company to remit to each Investor, such Investor's Clawback Portion immediately upon receipt thereof by the Clawback Parties, in the form received by the Clawback Parties and duly endorsed for transfer if so requested by the Investors. Under no circumstances shall the Investors be obligated to the Clawback Parties or any other Person for any amounts by which the aggregate Call Price paid to all Investors exceeds the Clawback Sale Price.

     9.7. Repurchase Rights upon Certain Transactions. Subject to Section 9.9
          -------------------------------------------
hereof:

          (a) The Company will give each Investor at least 60 days' prior written notice of a Proposed Change of Control. At any time before the consummation or effectiveness of a Proposed Change of Control, the Majority Investors (if the consummation or effectiveness of the Proposed Change of Control occurs prior to the seventh anniversary of the Closing Date) or each Investor (if the consummation or effectiveness of the Proposed Change of Control occurs on or after the seventh anniversary of the Closing Date) may elect to exercise the Put Rights (in whole or in part) under Section
     9.1 hereof and receive (and the Company agrees to pay) the Put Price; provided that if an Investor exercises the Investor's Put Rights under this
     -------------
     Section 9.7 in anticipation of a Proposed Change of Control, notwithstanding any other provision of this Section 9, the closing of the resulting repurchase of Securities shall occur simultaneously with the closing of such transaction in the event such transaction is one described in subpart (a) of the definition of Proposed Change of Control or upon the occurrence of any event described in subpart (c) or (d) of the definition of Proposed Change of Control; and provided further that if the Proposed
                                        ---------------------
     Change of Control is one described in subpart (b) of the definition of Proposed Change of Control, the Investors shall not exercise their Put Rights until the earlier of the following: (1) the employment by the Company or its Affiliate, as the case may be, of a President or Chief Executive Officer, as the case may be, who is a successor to Sherman following his resignation and who is not reasonably acceptable to the KCEP Director and the Investor Director (as provided in Section 6.13 hereof), or
     (2) if the Company does not employ a successor President or Chief Executive Officer, as the case may be, within 180 days after notice of Sherman's resignation was given to the Company.

          (b) The Company shall give each Investor at least 60 days' prior written notice of a proposed redemption or repurchase by the Company of any Non-Investor Interests (whether or not such obligation to redeem or repurchase existed as of the date of this Agreement). At any time that the Company repurchases or redeems any Non-Investor Interests, the Majority Investors or each Investor, as the case may be, may elect to exercise such Investor's rights under Section 9.1(a) or 9.1(b) hereof and receive (and the Company agrees to pay) the Put Price with respect to a percentage of such Investor's Securities determined by multiplying such Investor's Preferred Capital Account (as adjusted as though a Cash Event had occurred pursuant to Section 4.7(l) or 4.7(m) of the Company's LLC Agreement, as the case may be, whether or not actually adjusted pursuant to such Section 4.7(l) or 4.7(m)) by a fraction, the numerator of which shall be the total amount of Common Capital Account (as adjusted pursuant to Section 3.5(b) of the Company's LLC Agreement, whether or not actually adjusted pursuant to such Section 3.5(b)) and Preferred Capital Account of the Non-Investor Interests being redeemed or repurchased from a Person, and the denominator of which shall be the total of such Person's Common Capital Account (as adjusted pursuant to Section 3.5(b) of the Company's LLC Agreement, whether or not actually adjusted pursuant to such Section 3.5(b)) and Preferred Capital Account prior to such redemption or repurchase. (By way of example only, if the Company redeems Non-Investor Interests from a Person and such Non-Investor Interests represent 25% of such Person's total Equity Securities of the Company, then each Investor may exercise its Put Rights for 25% of such Investor's Securities.) If the Company redeems or repurchases Non-Investor Interests from more than one Person on the same date, each Investor shall be entitled to exercise its Put Rights pursuant to this Section 9.7(b) for a percentage of its Securities equal to the highest percentage of Non-Investor Interests redeemed or repurchased from any other Person on that date. (By way of example only, if on the same day the Company redeems Non-Investor Interests from one Person representing 25% of such Person's Equity Securities of the Company and redeems Non-Investor Interests from another Person representing 20% of such Person's Equity Securities of the Company, then each Investor may exercise its Put Rights for 25% of such Investor's Securities.) Notwithstanding the foregoing, the provisions of this Section 9.7(b) shall not apply to repurchases of Interests from any employees of the Company or any Subsidiary of the Company, other than Sherman, Phillip L. Elbert and William Gautreax pursuant to Sections 7.10 through 7.14 of the Company's LLC Agreement.

     9.8. Amendment of KCEP 1999 Agreement. Each of the Company and each
          --------------------------------
Investor agrees that (a) the KCEP 1999 Agreement is hereby amended by adding Sections 6.10 through 6.13 of this Agreement, and (b) Sections 6.1, 6.7, 6.9,
8.1 through 8.5, and 9.1 through 9.7 of the KCEP 1999 Agreement are hereby amended and restated in their entirety by deleting such sections and replacing them with Sections 6.1, 6.7, 8.1 through 8.5, 9.1 through 9.7, and 9.9 of this Agreement. Each of the Company and each Investor also agrees that to the extent that Sections 6.1, 6.7, 6.9, 6.10 through 6.13, 8.1 through 8.5, 9.1 through 9.7 and 9.9 of this Agreement include any terms that are defined in Section 1 of this Agreement, such defined terms are hereby incorporated into and made a part of Sections 6.1, 6.7, 6.9, 6.10 through 6.13, 8.1 through 8.5, and 9 of the KCEP 1999 Agreement, as amended and restated hereby, except that,
                                                ------
for all purposes of the KCEP 1999 Agreement, as amended hereby, the term "Cash Event Multiplier" and "Equity Event Multiplier" shall at all times and for all periods equal 2.25.

     9.9. Limitations on Puts. The Majority Investors and each Investor agrees
          -------------------
that they shall not exercise their Put Rights under Section 8.2, 9.1 or 9.7 if there occurs an Event of Default Remedies Limitation Occurrence; provided that,
                                                                 -------------
for the sole purpose of fixing the amount due to them in respect of their Put Rights set forth in Section 8.2, 9.1 or 9.7, but not for the purposes of collecting such amount, unless and until the obligations of the Company to the Senior Lender under the Loan Agreement are paid in full in cash and all commitments thereunder have been terminated, they may send a Put Notice to the Company pursuant to Section 8.2, 9.1 or 9.7, as the case may be; and provided
                                                                     --------
further that, notwithstanding the foregoing, the Majority Investors or the
------------
Investor, as the case may be, shall be allowed to exercise its Put Rights to the extent that, in case of Section 9.7(a), other members of the Company or their Affiliates are permitted by the Senior Lender to receive proceeds from the Proposed Change of Control, and, in the case of Section 9.7(b), Non-Investor Interests are permitted by the Senior Lender to be redeemed or repurchased. The Company agrees that in the case of a Put Notice sent to it in accordance with the first proviso of the immediately foregoing sentence, the amount due the
          -------
Investors shall in fact be fixed for all purposes as set forth in the Put Notice, and upon payment in full of the obligations of the Company to the Senior Lender under the Loan Agreement and the termination of the commitments thereunder, all such amounts as so fixed shall be paid to the Investors, with interest to accrue thereon at 3.75% per quarter. The Company and each of the Investors hereby acknowledge and agree that the rights of the Investors under this Section 9 are limited by the terms and conditions of the Subordination Agreement.

SECTION 10.  SUBSEQUENT HOLDERS OF SECURITIES

Whether or not any express assignment has been made in this Agreement, the provisions of this Agreement that are for each Investor's benefit as the holder of any Securities are also for the benefit of, and enforceable by, all subsequent holders of Securities, except any holder of Securities that have been sold in a Qualified MLP Offering or pursuant to an effective registration statement under the Securities Act, and except as otherwise expressly provided herein. Likewise, any and all restrictions applicable to an Investor contained in this Agreement shall apply to any subsequent holder of any Securities.

SECTION 11.  RESTRICTIONS ON TRANSFER

     11.1. General Restriction. The Securities, and all securities issued in
           -------------------
exchange therefor or upon conversion or exercise thereof (the "Restricted Securities"), shall be transferable only upon satisfaction of the conditions set forth in this Section 11 and in the Company's LLC Agreement. Unless the restrictions of this Section 11 shall have terminated in accordance with Section 11.4, Holders of the Restricted Securities shall not sell, transfer or dispose of same, nor attempt to do so, without the consent of the Company (which consent may be withheld in the Company's sole discretion; provided that, so long as the
                                                  -------------
other applicable provisions of Article 7 of the Company's LLC Agreement are satisfied, the Company and its Voting Member Majority shall be deemed to have consented to a distribution by any Investor of the Restricted Securities to the equity owners of such Investor.

     11.2. Notice of Transfer. Before any holder of Restricted Securities
           ------------------
accepts an offer to sell any Restricted Securities to a third party (other than another holder of Restricted Securities or an Affiliate or successor of any such holder) such holder shall provide to the Company (i) an opinion of counsel reasonably acceptable to the Company, that such transfer may be effected without registration of such Restricted Securities under the Securities Laws, (ii) the written agreement of the proposed transferee to be bound by all of the provisions of this Agreement, and (iii) the Company's consent, if required by
Section 11.1.

     11.3. Restrictive Legends. Except as otherwise permitted by this Section
           -------------------
11, the Securities (to the extent certificated) shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SHALL NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS. FURTHERMORE, THIS CERTIFICATE SHALL NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN SECTION 11 OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF JANUARY 12, 2001, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY, AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST.

     11.4. Termination of Restrictions. The restrictions imposed by this Section
           ---------------------------
11 upon the transferability of Restricted Securities shall terminate as to any particular Restricted Securities when (a) such Restricted Securities shall have been effectively sold in a Qualified MLP Offering or under the Securities Laws, or (b) such Restricted Securities have been sold pursuant to Rule 144 under the Securities Act. Whenever any of such restrictions shall terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, at the Company's expense, new certificates evidencing Securities without such legends.

SECTION 12.  EXPENSES; INDEMNITY AND LIMITATION OF LIABILITY

          (a) Expenses to be paid at Closing or Upon Exercise of the Warrants.
              ---------------------------------------------------------------

              (i) If the transactions contemplated by this Agreement are consummated, the Company hereby agrees to pay on demand or, if no demand is made, then at Closing, all fees and expenses incurred by all of the Investors in connection with such transactions hereunder, including without limitation (1) the cost and expenses of negotiating, preparing, and duplicating this Agreement, the Related Agreements, and the Securities (including attorneys' fees and expenses); (2) the cost of delivering to the Investors' respective principal offices, insured to the Investors' satisfaction, the Securities sold to the respective Investors hereunder; (3) the Investors' reasonable travel, food, and lodging expenses incurred in connection with due diligence; and (4) all taxes (other than taxes determined with respect to income), including any recording fees and filings fees and documentary stamp and similar taxes at any time payable in respect of this Agreement, the Related Agreements, or the issuance of any of the Securities; provided,
                                                                --------
          however, that fees and expenses paid pursuant to this Section shall
          -------
          not exceed $175,000.

               (ii) At Closing, the Company will pay to each Investor an aggregate due diligence fee equal to $300,000 in cash representing 2% of the face amount of the Securities purchased by such Investor; provided, however, that, in lieu of paying such fee in cash, the Company may elect within five (5) days before the Closing to pay such fee by increasing the initial Class A Preferred Interests to be issued to each Investor at Closing to an aggregate of 102% of the amount set forth beside such Investor's name on Schedule 3.5(a)(ii), in which
                                               --------------------
          event the term "Securities," as used herein, shall include the additional Securities issued at Closing.

               (iii) Upon exercise of the Warrants, the Company will pay to each Warrant Investor that exercises a Warrant, a due diligence fee equal to 2.0% of the face amount of the Securities purchased by such Warrant Investor upon such exercise.

          (b)  [INTENTIONALLY OMITTED]

          (c) Post Closing Expenses. After the Closing, the Company hereby
              ---------------------
     agrees to pay on demand all fees and expenses incurred by any Investor in connection with any amendments or waivers (whether or not the same become effective) of this Agreement or the Related Agreements and all fees and expenses incurred by any holder of any Security issued hereunder in connection with the enforcement of any rights hereunder, under the Company's Organizational Documents or with respect to any Security, including without limitation (i) the cost of delivering to each Investor's principal office, insured to such Investor's satisfaction, the Securities sold to such Investor hereunder and any Securities delivered to an Investor in exchange therefor or upon any exercise, conversion or substitution thereof; (ii) all taxes (other than taxes determined with respect to income), including any recording fees and filings fees and documentary stamp and similar taxes at any time payable in respect of this Agreement, or the issuance of any of the Securities; and (iii) the reasonable fees and disbursements of counsel for any holder of Restricted Securities in connection with all opinions rendered by such counsel pursuant to Section 11 hereof and for any holder of any interest in the Class A Preferred Interests which is converted or exchanged in the Qualified MLP Offering or any similar public offering.

          (a) Indemnification.
              ---------------

               (i) The Company hereby agrees to indemnify, exonerate and hold each of the Investors and each of the Investor's members, partners, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements, incurred in any capacity by any of the indemnitees as a result of or relating to (i) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Securities, or (ii) the execution, delivery, performance, or enforcement of this Agreement (including, without limitation, any failure by the Company to comply with any of its covenants hereunder), or any instrument contemplated hereby or thereby, except for any such indemnified liabilities arising from any indemnitee's gross negligence or fraud.

               (ii) The Company hereby indemnifies each of the Investors against and agrees that it will hold such Investor harmless from any claim, demand, or liability for any broker's, finder's or placement fees or incentive fees alleged to have been incurred by it in connection with the transactions contemplated by this Agreement or the Related Agreements.

          (b) Non-payment. Except to the extent otherwise expressly provided
              -----------
     herein, or in Section 4.2 of the Company's LLC Agreement, the Company shall pay on demand interest at a rate per annum equal to 500 basis points above the Base Rate on all overdue amounts payable under this Agreement until such amounts shall be paid in full.

          (c) Survival. The obligations of the Company under this Section 12
              --------
     shall survive the put, call, sale or transfer of the Securities.

SECTION 13.  NOTICES

Any notice of other communication in connection with this Agreement or the Securities shall be deemed to be delivered if in writing (or in the form of a telecopy) addressed as provided below and if either (a) actually delivered or telecopied to said address or (b) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the United States mails, postage prepaid and registered or certified:

If to the Company, to the attention of the Company's President (and with a copy to Paul McLaughlin, Stinson, Mag & Fizzell, P.C., 1201 Walnut, Suite 2800, Kansas City, Missouri 64106) or at such other address as such Person shall have specified by notice actually received by the addresser; or

If to an Investor, then to the Investor's address set forth on the signature page hereof, to the attention of its President or General Partner, or at such other address as the Investor shall have specified by notice actually received by the addresser; or

If to any other holder of record of any Security, to it at its address set forth in the Company's LLC Agreement.

SECTION 14.  SURVIVAL AND TERMINATION

All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to the Investors pursuant hereto shall be deemed to have been relied on by the Investors, notwithstanding any investigation made by any of the Investors or on any of the Investor's behalf, and shall survive the execution and delivery of this Agreement, the Related Agreements, and the issuance of Securities to the Investors. Notwithstanding any provision hereof to the contrary, any claims under this Agreement or otherwise that are based upon a breach of any representation or warranty under
Section 3 hereof or breach of any covenant under Section 6 hereof (a) must be asserted by written notice thereof from the Majority Investors to the Company on or before March 31, 2003, (b) may not be asserted until such claims reasonably relate to damages exceeding $100,000 in the aggregate, and (c) may not result in any liability of the Company for all such claims exceeding the aggregate of the greater of (i) the Purchase Price (plus all reasonable attorney fees and out-of-pocket costs and expenses of Investor incurred in collecting, settling or compromising such claims) or (ii) the Put Price for all of the Securities, calculated as if all of the Investors had exercised their rights under Section
9.1 as of the date on which any such breaches arose that result in the highest Put Price (plus all reasonable out-of-pocket costs and expenses of Investor incurred in collecting, settling or compromising such claims).

SECTION 15.  AMENDMENTS AND WAIVERS

Any term of this Agreement, the Related Agreements, or the Securities may be amended and the observance of any term of this Agreement, the Related Agreements or the Securities may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon the Company and each holder of any Securities sold pursuant to this Agreement.

SECTION 16.  MISCELLANEOUS

          (a) Integration.  This Agreement sets forth the entire understanding
              -----------
     of the parties hereto with respect to the transactions contemplated hereby and supersedes any prior written or oral understandings with respect thereto.

          (b) Severability.  The invalidity or unenforceability of any term or
              ------------
     provision hereof shall not affect the validity or enforceability of any other term or provision hereof.

          (c) Headings.  The headings in this Agreement are for convenience of
              --------
     reference only and shall not alter or otherwise affect the meaning hereof.

          (d) Counterparts; Facsimile Signatures.  This Agreement and the
              ----------------------------------
     Related Agreements may be executed in any number of counterparts which together shall constitute one instrument. Signatures to this Agreement or any of the Related Agreements may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

          (e) Governing Law.  This Agreement shall be governed by and construed
              -------------
     in accordance with the domestic substantive laws of the State of Missouri without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other State.

          (f) Binding Effect.  This Agreement shall bind and inure to the
              --------------
     benefit of the parties hereto and their respective successors and permitted assigns.

          (g) Publicity.  Following its purchase of the Securities each of the
              ---------
     Investors, at its sole expense, may, with the prior written consent of the Company, place in such publications as they may select such "tombstone" or other informational announcements, advertisements, or articles as it may deem appropriate describing the transactions concluded hereunder.

          (h) Consents.  Except as otherwise expressly provided herein, any
              --------
     consents or approvals required of the Company or the Investors hereunder or under any of the Related Agreements shall not be unreasonably withheld, delayed or conditioned.

          (i) Gender.  Unless the context clearly requires otherwise, as used
              ------
     herein, the masculine pronoun shall include the feminine and the neuter, and the neuter shall include the masculine and the feminine.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SECTION 17.    WAIVER OF JURY TRIAL

     TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION, EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING
                                            ---
TO ANY PROVISION OF THIS AGREEMENT, THE RELATED AGREEMENTS, THE SECURITIES OR SUCH PARTY'S CONDUCT IN RESPECT OF ANY OF THE FOREGOING. EACH PARTY HERETO HEREBY EXPRESSLY ACKNOWLEDGE THE INCLUSION OF THIS JURY TRIAL WAIVER THROUGH THE INITIALS OF ITS DULY AUTHORIZED REPRESENTATIVES:

                Company:
                                                                /s/
                    INERGY PARTNERS, LLC                        _____


                Investors:
                                                                /s/
                    KCEP VENTURES II, L.P.                      _____
                                                                /s/
                    MORAMERICA CAPITAL CORPORATION              _____
                                                                /s/
                    NDSBIC, L.P.                                _____
                                                                /s/
                    KANSAS VENTURE CAPITAL, INC.                _____
                                                                /s/
                    MIDSTATES CAPITAL, L.P.                     _____
                                                                /s/
                    DIAMOND STATE VENTURES, L.P.                _____
                                                                /s/
                    ROCKY MOUNTAIN MEZZANINE FUND II, LP        _____
                                                                /s/
                    FIRSTAR CAPITAL CORPORATION                 _____
                                                                /s/
                    EAGLE FUND I, LP                            _____
                                                                /s/
                    RNG INVESTMENTS, L.P.                       _____



             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SECTION 18.    GRANT OF WARRANTS

     18.1. Grant of Warrants. At the Closing, the Company shall execute and
           -----------------
deliver to each of the Warrant Investors a Warrant Agreement in the form attached as Exhibit E-1 or E-2 hereto, as the case may be. The Warrants
            ------------------
represented by the Warrant Agreements shall entitle each Warrant Investor the right to acquire additional Securities, pursuant to the terms and conditions set forth in the Warrant Agreement.

     18.2. Effect of Exercise of Warrants and Joinder of Warrant Investors. Upon
           ---------------------------------------------------------------
the closing of the exercise of the Warrants, including the execution and delivery of the Warrant Investor Amendment to LLC Agreement and the Joinder Agreement by the Company and a Warrant Investor, such Warrant Investor shall be deemed to be an "Investor" for purposes of each of this Agreement and each of the Related Agreements (other than the Joinder Agreement) and the Subordination Agreement and all appendices, schedules, and exhibits hereof and thereof, shall be entitled to all of the rights and privileges hereof and thereof, and shall be bound by all of the obligations hereof and thereof.

     18.3. Consent of Investors. Each of the Investors hereby consents and
           --------------------
agrees to (a) the grant of Warrants to the Warrant Investors pursuant to this
Section 18, and (b) the inclusion of each Warrant Investor as an "Investor" for
----------
purposes of this Agreement and each of the Related Agreements (other than the Joinder Agreement) and the Subordination Agreement and all appendices, schedules, and exhibits hereof and thereof upon the closing of the exercise by such Warrant Investor of its Warrants, including the execution and delivery of the Warrant Investor Amendment to LLC Agreement and the Joinder Agreement by the Company and such Warrant Investor.

             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]
                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed as of the day and year specified at the beginning hereof.

                                        INERGY PARTNERS, LLC


                                        By: /s/ John J. Sherman
                                           ---------------------------------
                                              John J. Sherman, President and
                                              Managing Member
                                              1101 Walnut Street, Suite 1500
                                              Kansas City, MO  64106


                                        KCEP VENTURES II, L.P., a Missouri
                                           limited partnership
                                        By:  KCEP II, L.C., its general partner


                                        By: /s/ David J. Schulte
                                           ---------------------------------
                                              David J. Schulte, Managing
                                              Director of KCEP II, L.C
                                              233 W. 47th Street
                                              Kansas City, MO  64112


                                        MORAMERICA CAPITAL CORPORATION
                                        By:  InvestAmerica Investment
                                              Advisors, Inc., Agent


                                        By: /s/ Kevin F. Mullane
                                           ---------------------------------
                                              Kevin F. Mullane, Vice President
                                              911 Main Street, Suite 2424
                                              Kansas City, MO  64105



                               SIGNATURE PAGE TO
                         SECURITIES PURCHASE AGREEMENT

                              NDSBIC, L.P.
                              By:  InvestAmerica ND, L.L.C., General Partner
                              By:  InvestAmerica ND Management, Inc.


                              By: /s/ Kevin F. Mullane
                                 ----------------------------------------
                                    Kevin F. Mullane, Vice President
                                    911 Main Street, Suite 2424
                                    Kansas City, MO  64105


                              KANSAS VENTURE CAPITAL, INC.,
                                a Kansas corporation


                              By: /s/ John S. Dalton
                                 ----------------------------------------
                                    John S. Dalton, President
                                    6700 Antioch Plaza, Suite 460
                                    Overland Park, KS  66204


                              MIDSTATES CAPITAL, L.P., a Kansas limited
                              partnership
                              By:  MidStates Partners, L.L.C., its
                                    general partner


                              By: /s/ Bart S. Bergman
                                 ----------------------------------------
                                    Bart S. Bergman, Principal
                                    7300 West 110th Street, 7th Floor
                                    Overland Park, KS  66210


                              DIAMOND STATE VENTURES, L.P.,
                              By:    DSV Management LLC, its general partner


                              By: /s/ Joe T. Hays
                                 ----------------------------------------
                                    Joe T. Hays, President
                                    225 S. Pulaski
                                    Little Rock, AR  77201

                               SIGNATURE PAGE TO
                         SECURITIES PURCHASE AGREEMENT

                              ROCKY MOUNTAIN MEZZANINE FUND, II LP
                              By: Rocky Mountain Capital Partners, LLP, as general partner


                              By: /s/ Paul A. Lyons
                                 -----------------------------------------
                                    Paul A. Lyons, Jr., Partner
                                    1125 Seventeenth Street, Suite 2260
                                    Denver, CO  80202


                              FIRSTAR CAPITAL CORPORATION, an Ohio
                              corporation


                              By: /s/ Rick Cropper
                                 -----------------------------------------
                                    Rick Cropper
                                    425 Walnut Street
                                    Mail Location CN-WN-09AD
                                    Cincinnati, OH  45202


                              EAGLE FUND I, LP
                              By:  Eagle Fund, LLC, its general partner
                              By:  Mississippi Valley Capital Company, its
                                    sole member


                              By: /s/ Scott D. Fesler
                                 -----------------------------------------
                                    Scott D. Fesler, President
                                    2301 South Kingshighway
                                    St. Louis, MO  63110


                              RNG INVESTMENTS, L.P.

                                /s/ Richard C. Green, Jr.
                              -----------------------------------------
                                    Richard C. Green, Jr.,
                                    Managing General Partner
                                    20 W. 9th Street, Mail Stop 2-283
                                    Kansas City, MO  64105


                               SIGNATURE PAGE TO
                         SECURITIES PURCHASE AGREEMENT

  The undersigned hereby execute this signature page solely for the purposes of and with respect to Section 18 of this Agreement and to become "Warrant
                    ----------
Investors" pursuant to this Agreement and beneficiaries of the representations, warranties and covenants of the Company upon exercise of the Warrants and execution and delivery of the Joinder Agreement by the parties thereto:



                              KCEP VENTURES, III, L.P. a Delaware limited
                              partnership
                              By: KCEP III, L.C., its General Partner



                              By: /s/ David J. Schulte
                                 --------------------------------------
                                    David J. Schulte, Manager of
                                    KCEP III, L.C.
                                    233 West 47th Street
                                    Kansas City, MO  64112


                              CLAYTON-HAMILTON LLC



                              By: /s/ Warren H. Gfeller
                                 --------------------------------------
                              Warren H. Gfeller, Manager
                              24311 West 51st Street
                              Shawnee, KS  66226



                                WARRANT INVESTOR
                               SIGNATURE PAGE TO
                         SECURITIES PURCHASE AGREEMENT